[logo - American Funds ®]

Prospectus Supplement
September 1, 2006

For the following funds with prospectuses dated
October 1, 2005 - July 1, 2006

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities FundSM
Washington Mutual Investors Fund,SM Inc.

Please keep this Supplement with your copy of the Prospectus and/or the Retirement Plan Prospectus.

Beginning September 1, 2006, the paragraph regarding the statement of intention in the "Sales charge reductions and waivers" section of the Prospectus and in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine the market value of your holdings eligible for aggregation with all American Funds non-money market fund purchases of all share classes you intend to make over a 13-month period (including individual holdings in and purchases of various American Legacy variable annuity contracts and variable life insurance policies) to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Retirement Plan Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows the market value of your holdings eligible for aggregation to be combined with all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Beginning September 1, 2006, the paragraph regarding the multiple portfolio counselor system in the "Management and organization" section of the Prospectus and of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Multiple portfolio counselor system
Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company.

MFGEBS-004-0806P Litho in USA CGD/MW/9335-S8428

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ KIMBERLY S. VERDICK
    KIMBERLY S. VERDICK
    SECRETARY

[logo - American Funds ®]

Prospectus Supplement
September 1, 2006

For the following funds with prospectuses dated
October 1, 2005 - July 1, 2006

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities FundSM
Washington Mutual Investors Fund,SM Inc.

Please keep this Supplement with your copy of the Prospectus and/or the Retirement Plan Prospectus.

Beginning September 1, 2006, the paragraph regarding the statement of intention in the "Sales charge reductions and waivers" section of the Prospectus and in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine the market value of your holdings eligible for aggregation with all American Funds non-money market fund purchases of all share classes you intend to make over a 13-month period (including individual holdings in and purchases of various American Legacy variable annuity contracts and variable life insurance policies) to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Retirement Plan Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows the market value of your holdings eligible for aggregation to be combined with all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Beginning September 1, 2006, the paragraph regarding the multiple portfolio counselor system in the "Management and organization" section of the Prospectus and of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Multiple portfolio counselor system
Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company.

MFGEBS-004-0806P Litho in USA CGD/MW/9335-S8428


                       INTERMEDIATE BOND FUND OF AMERICA

                                     Part B
                      Statement of Additional Information

                                November 1, 2005
                      (as supplemented September 1, 2006)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Intermediate Bond Fund of
America (the "fund" or "IBFA") dated November 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                       Intermediate Bond Fund of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                  Intermediate Bond Fund of America -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

..    The fund will invest substantially all of its assets (at least 80%) in bonds (bonds include any debt instrument and cash equivalents).

..    The fund will invest in debt securities rated A or better by Standard &
     Poor's Corporation or Moody's Investors Service or unrated but determined to be of equivalent quality.

MATURITY

..    The fund's average effective maturity will be no longer than five years.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors interest and may repay the amount borrowed periodically during the life of the security and at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to

                  Intermediate Bond Fund of America -- Page 2

     investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to
     it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full

                  Intermediate Bond Fund of America -- Page 3

     faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac).
     However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall.
While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the

                  Intermediate Bond Fund of America -- Page 4

principal has a floor at par, meaning that the investor receives at least the par value at redemption.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

                  Intermediate Bond Fund of America -- Page 5

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Difficulty in selling such securities may result in a loss or be costly to the fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

INVESTING IN VARIOUS COUNTRIES -- The fund may only invest in non-U.S.
securities that are U.S. dollar-denominated and are in the three highest rating categories. Accordingly, the risks described below are substantially lessened.

Investing outside the United States involves special risks, caused by, among other things: fluctuating local currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation and greater market volatility. However, in the opinion of the fund's investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and western Europe. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The

                  Intermediate Bond Fund of America -- Page 6

rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

ADJUSTMENT OF MATURITIES -- The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the investment adviser may increase the fund's exposure to price volatility when it appears likely to increase current income without undue risk of capital losses.

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time any such loan is made.

The fund does not currently intend to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2005 and 2004 were 76% and 68%, respectively.
See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment

                  Intermediate Bond Fund of America -- Page 7

restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   Purchase any security (other than securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities ("U.S. government securities") if, immediately after and as a result of such investment, more than
5% of the value of the fund's total assets would be invested in securities of the issuer;

 2.  Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities;

 3.  Invest in companies for the purpose of exercising control or management;

 4.  Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 5.  Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

 6.  Acquire securities subject to contractual restrictions preventing their ready disposition or enter into repurchase agreements or purchase time deposits maturing in more than seven days if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate,
10% of the value of the fund's total assets;

 7.  Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

 8.  Make loans, except that this does not prevent the fund from purchasing marketable debt securities and entering into repurchase agreements or making loans of portfolio securities;

 9.  Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10.  Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11.  Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets;

12.  Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement;

                  Intermediate Bond Fund of America -- Page 8

13.  Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14.  Invest in interests in oil, gas, or other mineral exploration or development programs;

15.  Invest more than 5% of its total assets in warrants which are unattached to securities;

16.  Write, purchase or sell puts, calls or combinations thereof;

17.  Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

A further investment policy of the fund, which may be changed by action of the
Board of Trustees without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer. With respect to
Investment Restriction #15, investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the fund's net assets, with no more than 2% being unlisted on the New York or American Stock Exchanges.
(Warrants acquired by the fund in units or attached to securities may be deemed to be without value.)

Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange
Commission. For purposes of Investment Restriction #6, the fund will not invest more than 15% of its net assets in illiquid securities.

NONFUNDAMENTAL POLICY -- The following policy may be changed without shareholder approval.

The fund may not issue senior securities, except as permitted by the 1940 Act.

                  Intermediate Bond Fund of America -- Page 9

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

                                          YEAR FIRST                                           NUMBER OF PORTFOLIOS
                          POSITION         ELECTED                                               WITHIN THE FUND
                           WITH THE       A TRUSTEE        PRINCIPAL OCCUPATION(S) DURING      COMPLEX/2/ OVERSEEN
     NAME AND AGE            FUND       OF THE FUND/1/             PAST FIVE YEARS                  BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES/4/
---------------------------------------------------------------------------------------------------------------------

 Richard G. Capen,       Trustee             1999        Corporate director and author;                 14
 Jr.                                                     former U.S. Ambassador to Spain;
 Age: 71                                                 former Vice Chairman,
                                                         Knight-Ridder, Inc. (communications
                                                         company); former Chairman and
                                                         Publisher, The Miami Herald
                                                                    ----------------
---------------------------------------------------------------------------------------------------------------------
 H. Frederick            Trustee             1987        Private investor; former President             19
 Christie                                                and CEO, The Mission Group
 Age: 72                                                 (non-utility holding company,
                                                         subsidiary of Southern California
                                                         Edison Company)
---------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Trustee             1994        Chairman of the Board, President               12
 Age: 56                                                 and CEO, Ecovation, Inc. (organic
                                                         waste management); former President
                                                         and CEO, The Earth Technology
                                                         Corporation (international
                                                         consulting engineering)

---------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Chairman of         1989        Chairman of the Board, Senior                  16
 Age: 70                 the Board                       Resource Group LLC (development and
                         (independent                    management of senior living
                         and                             communities)
                         Non-Executive)
                         and Trustee
---------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Trustee             1994        President and CEO, Fuller                      14
 Age: 59                                                 Consulting (financial management
                                                         consulting firm)
---------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper         Trustee             2005        President, Dumbarton Group LLC                 15
 Age: 59                                                 (consulting); former Executive Vice
                                                         President - Policy and Oversight,
                                                         NASD
---------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Trustee             1991        Chairman of the Board, AECOM                   13
 Age: 70                                                 Technology Corporation
                                                         (engineering, consulting and
                                                         professional technical services)
---------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Trustee             1999        Principal, The Sanchez Family                  12
 Age: 62                                                 Corporation dba McDonald's
                                                         Restaurants (McDonald's licensee)
---------------------------------------------------------------------------------------------------------------------

                         OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                BY TRUSTEE
-----------------------------------------------------
 "NON-INTERESTED" TRUSTEES/4/
-----------------------------------------------------

 Richard G. Capen,       Carnival Corporation
 Jr.
 Age: 71
-----------------------------------------------------
 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation;
 Age: 72                 Southwest Water Company
-----------------------------------------------------
 Diane C. Creel          Allegheny Technologies;
 Age: 56                 BF Goodrich;
                         Foster Wheeler Ltd.
-----------------------------------------------------
 Martin Fenton           None
 Age: 70
-----------------------------------------------------
 Leonard R. Fuller       None
 Age: 59
-----------------------------------------------------
 R. Clark Hooper         None
 Age: 59
-----------------------------------------------------
 Richard G. Newman       Sempra Energy;
 Age: 70                 Southwest Water Company
-----------------------------------------------------
 Frank M. Sanchez        None
 Age: 62
-----------------------------------------------------

                  Intermediate Bond Fund of America -- Page 10


                                                    PRINCIPAL OCCUPATION(S) DURING
                                     YEAR FIRST          PAST FIVE YEARS AND
                                      ELECTED               POSITIONS HELD           NUMBER OF PORTFOLIOS
                       POSITION      A TRUSTEE         WITH AFFILIATED ENTITIES        WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                       WITH THE    AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ OVERSEEN             HELD
   NAME AND AGE          FUND      OF THE FUND/1/            OF THE FUND                  BY TRUSTEE              BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/5,6/
-----------------------------------------------------------------------------------------------------------------------------------

 Abner D.             Vice              1987        Senior Vice President and                 12            None
 Goldstine            Chairman                      Director, Capital Research and
 Age: 75              and                           Management Company
                      Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Vice              1987        Vice Chairman of the Board,               16            None
 Jr.                  Chairman                      Capital Research and Management
 Age: 56              and                           Company; Director, The Capital
                      Trustee                       Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 John H. Smet         President         1993        Senior Vice President, Capital             2            None
 Age: 49              and                           Research and Management
                      Trustee                       Company; Director, American
                                                    Funds Distributors, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 11


                                                                                     PRINCIPAL OCCUPATION(S) DURING
                                POSITION          YEAR FIRST ELECTED               PAST FIVE YEARS AND POSITIONS HELD
                                WITH THE              AN OFFICER                        WITH AFFILIATED ENTITIES
     NAME AND AGE               FUND/1/             OF THE FUND/1/              OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/6/
-----------------------------------------------------------------------------------------------------------------------------------

 David A. Hoag               Vice President              2004          Senior Vice President, Capital Research Company*
 Age: 40
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Hogh              Vice President              2004          Vice President, Capital International Research, Inc.*
 Age: 42
-----------------------------------------------------------------------------------------------------------------------------------
 Kristine M.                 Vice President              2003          Vice President and Counsel - Fund Business Management
 Nishiyama                                                             Group, Capital Research and Management Company; Vice
 Age: 35                                                               President and Counsel, Capital Bank and Trust Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick           Secretary                               Vice President - Fund Business Management Group,
 Age: 41                                                               Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sharon G. Moseley             Treasurer                 2002          Vice President - Fund Business Management Group, Capital
 Age: 37                                                               Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman        Assistant Treasurer            2001          Vice President - Fund Business Management Group, Capital
 Age: 35                                                               Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.
1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4 A "Non-interested" Trustee refers to a Trustee who is not an "interested person" within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund's investment adviser, Capital Research and Management
 Company, or affiliated entities (including the fund's principal underwriter).
5 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).
6 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                  Intermediate Bond Fund of America -- Page 12


FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2004

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------

 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Richard J. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton                     None/2/                 Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper/3/                 None                 $10,001 - $50,000
-------------------------------------------------------------------------------
 Richard G. Newman           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4/
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.             $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 John H. Smet                  Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Trustees include shares owned through The Capital Group
 Companies, Inc. retirement plan and 401(k) plan.
2 The dollar range of shares owned by Mr. Fenton in IBFA  was $10,001 - $50,000, as of October 26, 2005.
3 Elected effective June 22, 2005.
4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).

TRUSTEE COMPENSATION -- No compensation is paid by the funds to any officer or
Trustee who is a director, officer or employee of the investment adviser or its affiliates. The fund typically pays each Non-interested Trustee an annual fee of
$3,000. If the aggregate annual fees paid to a Non-interested Trustee by all funds advised by the investment adviser is less than $50,000, that
Non-interested Trustee would be eligible for a $50,000 alternative fee. This alternative fee is paid by those funds for which the Non-interested Trustee serves as a Trustee on a pro-rata basis according to each fund's relative share of the annual fees that it would typically pay. The alternative fee reflects the significant time and labor commitment required for a Trustee to oversee even one fund. A Non-interested Trustee who is Chairman of the Board (an "independent chair") also receives an additional annual fee of $25,000, paid in equal portions by the fund and the funds whose boards and committees typically meet jointly with those of the fund. The fund pays to its independent chair attendance fees (as described below) for each meeting of a Committee of the
Board of Trustees attended as a non-voting ex-officio member.

                  Intermediate Bond Fund of America -- Page 13

In addition, the fund generally pays to Non-interested Trustees a pro-rata portion of fees of: (a) $3,600 for each Board of Trustees meeting attended; (b)
$1,500 for each meeting attended as a member of the Nominating and Governance
Committee; (c) $3,000 for each meeting attended as a member of the Contracts
Committee; and (d) an annual fee of $6,160 for attending all Audit Committee meetings.

Non-interested Trustees also receive attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b)
$1,500 for each joint Audit Committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each meeting of the
Board or Committee Chairs of other funds advised by the investment adviser. The fund and the other funds served by each Non-interested Trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Non-interested Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Non-interested Trustees.

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2005

                                                                                                      TOTAL COMPENSATION (INCLUDING
                                                                           AGGREGATE COMPENSATION         VOLUNTARILY DEFERRED
                                                                           (INCLUDING VOLUNTARILY           COMPENSATION/1/)
                                                                          DEFERRED COMPENSATION/1/)     FROM ALL FUNDS MANAGED BY
                                  NAME                                          FROM THE FUND        CAPITAL RESEARCH AND MANAGEMENT
----------------------------------------------------------------------------------------------------- COMPANY OR ITS AFFILIATES/2/
                                                                                                     -------------------------------

 Richard J. Capen, Jr./3/                                                          $5,199                       $140,700
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                           5,298                        322,700
------------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel/3/                                                                  6,975                         79,430
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                   6,300                        264,690
------------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller/3/                                                               5,199                        190,700
------------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper/4/                                                                 1,170                         18,756
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman                                                                  6,597                        154,430
------------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez                                                                   6,892                         80,340
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Trustees. Compensation for the fiscal year ended August
 31, 2005, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2005 fiscal year for participating Trustees is as follows: Richard G. Capen, Jr.
 ($25,826), H. Frederick Christie ($15,956), Diane C. Creel ($26,850), Martin
 Fenton ($32,104) and Leonard R. Fuller ($32,909). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.
4 Ms. Hooper began serving as a Trustee on June 22, 2005.

As of October 1, 2005, the officers and Trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                  Intermediate Bond Fund of America -- Page 14

FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on December 7, 1987. Although the Board of Trustees has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares, including Class A, B, C, F,
529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.

Shares of each class represent an interest in the same investment portfolio.
Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.

REMOVAL OF TRUSTEES BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any
Trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Trustees, as though the

                  Intermediate Bond Fund of America -- Page 15

fund were a common-law trust. Accordingly, the Trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an Audit Committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940
Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees. Four Audit Committee meetings were held during the 2005 fiscal year.

The fund has a Contracts Committee comprised of Richard G. Capen, Jr.; H.
Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; R. Clark
Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the
Investment Advisory and Service Agreement, Principal Underwriting Agreement,
Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters.
One Contracts Committee meeting was held during the 2005 fiscal year.

The fund has a Nominating and Governance Committee comprised of Richard G.
Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R.
Fuller; R. Clark Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The
Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates Non-interested Trustee candidates to the full Board of Trustees. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the
Nominating and Governance Committee of the fund, addressed to the fund's
Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Three Nominating and Governance Committee meetings were held during the 2005 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

                  Intermediate Bond Fund of America -- Page 16

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180 or (b) on the SEC's
website at www.sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations

                  Intermediate Bond Fund of America -- Page 17

     include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on October 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A         7.65%
 201 Progress Parkway                                Class B         5.15
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B         6.50
 4800 Deer Lake Drive East, Floor 2                  Class C        15.71
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C         6.83
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 Unified Trust Company NA                            Class F        15.23
 2353 Alexandria Drive, Suite 100
 Lexington, KY 40504-3208
----------------------------------------------------------------------------
 PFPC Brokerage Services                             Class F         7.29
 760 Moore Road
 King of Prussia, PA 19406-1212
----------------------------------------------------------------------------
 Gutglass Erickson Bonville                          Class R-1       8.02
 735 N. Water Street, Suite 1400
 Milwaukee, WI 53202-4106
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3      12.13
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 CB&T                                                Class R-4       5.22
 8515 E. Orchard Road, #2T2
 Greenwood Village, CO 80111-5002
----------------------------------------------------------------------------
 CGTC                                                Class R-5       5.25
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 18

INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva,
Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope
Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA
92821. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions.
These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may manage assets in other mutual funds advised by Capital Research and
Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are principally determined by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds.
For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise.
Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which Intermediate
Bond Fund of America portfolio counselors are measured include: the Lehman
Brothers Government/Credit 1-7 Years ex. BBB Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                  Intermediate Bond Fund of America -- Page 19

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF AUGUST 31, 2005:

                                      NUMBER             NUMBER
                                     OF OTHER           OF OTHER            NUMBER
                                    REGISTERED           POOLED            OF OTHER
                                    INVESTMENT         INVESTMENT          ACCOUNTS
                                 COMPANIES (RICS)    VEHICLES (PIVS)         THAT
                                       THAT               THAT            PORTFOLIO
                                     PORTFOLIO          PORTFOLIO         COUNSELOR
                  DOLLAR RANGE       COUNSELOR          COUNSELOR          MANAGES
                     OF FUND          MANAGES            MANAGES          (ASSETS OF
   PORTFOLIO         SHARES       (ASSETS OF RICS    (ASSETS OF PIVS    OTHER ACCOUNTS
   COUNSELOR         OWNED/1/     IN BILLIONS)/2/     IN BILLIONS)     IN BILLIONS)/3/
-----------------------------------------------------------------------------------------

 John H. Smet      $100,001 --     6      $200.5/5/       None            3       $2.0/6/
                    $500,000
-----------------------------------------------------------------------------------------
 David A. Hoag     $500,001 --     1      $53.9/5/        None               None
                   $1,000,000
-----------------------------------------------------------------------------------------
 Thomas H. Hogh      None/4/       3      $69.2/5/    1      $0.15/6/    15       $2.6/6/
-----------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s).
3 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
4 Portfolio counselor resides outside the United States. As such, tax considerations may adversely influence his or her ability to own shares of the fund.
5 Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

6 Represents fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of
 Capital Research and Management Company. Assets noted are the total net assets of the fund or account and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Trustees evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Trustees.

                  Intermediate Bond Fund of America -- Page 20

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to Non-interested Trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based on the following rates and daily net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000              6,000,000,000
------------------------------------------------------------------------------
         0.15                   6,000,000,000
------------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following rates:

                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------

            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333                  8,333,333
-----------------------------------------------------------------------------------
            2.00                       8,333,333
-----------------------------------------------------------------------------------

Assuming net assets of $5.3 billion and gross investment income levels of 2%,
3%, 4%, 5% and 6%, management fees would be 0.23%, 0.25%, 0.27%, 0.29% and
0.31%, respectively.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule

                  Intermediate Bond Fund of America -- Page 21

12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal year ended August 31, 2005, the investment adviser was entitled to receive from the fund management fees of $14,038,000. As a result of the management fee waivers described below, for the year ended August 31, 2005, the fee shown on the accompanying financial statements of $14,038,000 was reduced by
$1,002,000 to $13,036,000. For the fiscal years ended August 31, 2004 and 2003, management fees paid by the fund amounted to $13,143,000 and $13,285,000, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.

     APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The
     fund's Board of Trustees have approved the renewal of the fund's Investment
     Advisory and Service Agreement (the "agreement") with the fund's investment adviser for an additional one-year term through October 31, 2006. The renewal of the agreement was approved by the Board following the recommendation of the Contracts Committee, which is comprised of all of the fund's Non-interested Trustees. The information, material facts and conclusions that formed the basis for the Contracts Committee's recommendation and the Board's subsequent approval are described below.

     INFORMATION RECEIVED

     MATERIALS REVIEWED -- During the course of each year, the independent Board members receive a wide variety of materials relating to the services provided by the investment adviser, including reports on the fund's investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by the investment adviser to the fund. In addition, the Contracts Committee requests and reviews supplementary information that includes extensive materials regarding the fund's investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of the investment adviser to institutional clients), financial and profitability information regarding the investment adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

     REVIEW PROCESS -- The Contracts Committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Board members. The committee discussed the renewal of the agreement with representatives of

                  Intermediate Bond Fund of America -- Page 22

     the investment adviser and in a private session with independent legal counsel at which no representatives of the investment adviser were present.
     In deciding to recommend the renewal of the agreement, the Contracts
     Committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the
     Contracts Committee.

     NATURE, EXTENT AND QUALITY OF SERVICES

     THE INVESTMENT ADVISER, ITS PERSONNEL AND ITS RESOURCES -- The Board and
     the Contracts Committee considered the depth and quality of the investment adviser's investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the Contracts
     Committee also considered that the investment adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered the investment adviser's commitment to investing in information technology supporting investment management and compliance. They further considered the investment adviser's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

     OTHER SERVICES -- The Board and the Contracts Committee considered the investment adviser's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs;
     its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the Contracts Committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by the investment adviser to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

     The Board and the Contracts Committee concluded that the nature, extent and quality of the services provided by the investment adviser have benefited and will continue to benefit the fund and its shareholders.

     INVESTMENT RESULTS

     The Board and Contracts Committee considered the investment results of the fund in light of its objective of providing shareholders with current income while preserving capital by maintaining a portfolio having an average effective maturity of no longer than five years and consisting of debt securities with quality ratings of A or better. They compared the fund's total returns with the total returns of the Lipper
     Short-Intermediate Investment-Grade Funds Index (the Lipper category that includes the fund), the averages of the funds included in the Index each year, the Lipper U.S. Government Funds Index, and the Lehman Brothers
     Government/Credit (1-7 yr., ex BBB-rated debt) Index.

     The Board and the Contracts Committee noted that for the seven months ended
     July 31, 2005  the fund's investment results exceeded those of both Lipper
     Indexes, the average of the funds included in the Lehman Short-Intermediate
     Investment-Grade Funds Index, and

                  Intermediate Bond Fund of America -- Page 23

     the Lehman Index. They also noted that although the fund's investment results were below those of both Lipper Indexes, the average of the funds included in the Lipper Short-Intermediate Investment-Grade Funds Index, and
     the Lehman Index for the three-, five- and 10-year periods ended July 31,
     2005, the fund's standard deviation (a common measure of risk) was below all the Indexes for those periods. They considered the fund's investment returns to be good given its emphasis on high-quality securities and below-average volatility. The Board and the Contracts Committee ultimately concluded that the investment adviser's record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

     ADVISORY FEES AND TOTAL EXPENSES

     The Board and the Contracts Committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper
     Short-Intermediate Investment-Grade Funds Index. The Board and the
     Contracts Committee observed that the fund's advisory fee was below the median of the other funds included in the Index for the entire 10-year period ended September 30, 2004, and that although its total expenses were above the median for such other funds during the period this was attributable primarily to the fund's distribution plan fees. The Board and the Contracts Committee also noted the complex-wide 5% voluntary advisory fee waiver that the investment adviser put into effect during 2004, and the additional 5% advisory fee waiver implemented effective April 1, 2005. The
     Board and the Contracts Committee concluded that the relatively low level of the fees charged by the investment adviser will benefit the Fund and its shareholders.

     The Board and the Contracts Committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of the investment adviser with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected the investment adviser's significantly greater responsibilities with respect to
     American Funds and the more comprehensive regulatory regime applicable to mutual funds.

     INVESTMENT ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

     The Board and the Contracts Committee reviewed information regarding the investment adviser's costs of providing services to the American Funds, as well as the resulting level of profits to the investment adviser, noting that those results were comparable to the reported results of several large, publicly held investment management companies. The Contracts
     Committee also received information during the past year regarding the structure and manner in which the investment adviser's investment professionals were compensated and the investment adviser's view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the Contracts Committee considered the investment adviser's willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in the fund's advisory fee structure provide for reductions in the level of fees charged by the investment adviser to the fund as fund assets and gross income increase, reflecting economies of scale in the cost of operations that are shared with fund shareholders. The Board and the Contracts
     Committee concluded that the fund's cost structure was reasonable and that

                  Intermediate Bond Fund of America -- Page 24

     the investment adviser was sharing economies of scale with the fund and its shareholders, to their benefit.

     ANCILLARY BENEFITS

     The Board and the Contracts Committee considered a variety of other benefits received by the investment adviser and its affiliates as a result of the investment adviser's relationship with the fund and the other
     American Funds, including fees for administrative services provided to certain share classes; fees paid to the investment adviser's affiliated transfer agent; sales charges and distribution fees received and retained by the fund's principal underwriter, an affiliate of the investment adviser; and possible ancillary benefits to the investment adviser's institutional management affiliate. The Board and the committee reviewed the investment adviser's portfolio trading practices, noting that, while the investment adviser receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

     CONCLUSIONS

     Based on their review, including their consideration of each of the factors referred to above, the Board and the Contracts Committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund's shareholders received reasonable value in return for the advisory fees and other amounts paid to the investment adviser by the fund, and that the renewal of the agreement was in the best interests of the fund and its shareholders.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Non-interested Trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, Class R-2 and Class R-3 shares, the investment adviser has agreed to pay a portion of the fees payable under the
Administrative Agreement that would otherwise have been paid by the fund. For the year ended August 31, 2005, the total fees paid by the investment adviser were $300,000.

                  Intermediate Bond Fund of America -- Page 25

As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American
Funds Service Company. The investment adviser also receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for each applicable share class (excluding Class R-5 shares) for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser will not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10%
of the average daily net assets of Class R-5 shares. This fee is subject to the same uses and limitations described above.

During the 2005 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                                $661,000
------------------------------------------------------------------------------
               CLASS F                                 543,000
------------------------------------------------------------------------------
             CLASS 529-A                               144,000
------------------------------------------------------------------------------
             CLASS 529-B                                40,000
------------------------------------------------------------------------------
             CLASS 529-C                               113,000
------------------------------------------------------------------------------
             CLASS 529-E                                 9,000
------------------------------------------------------------------------------
             CLASS 529-F                                16,000
------------------------------------------------------------------------------
              CLASS R-1                                 10,000
------------------------------------------------------------------------------
              CLASS R-2                                626,000
------------------------------------------------------------------------------
              CLASS R-3                                230,000
------------------------------------------------------------------------------
              CLASS R-4                                 33,000
------------------------------------------------------------------------------
              CLASS R-5                                 69,000
------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees

                  Intermediate Bond Fund of America -- Page 26

paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal
Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1,
R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class
R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                   REVENUE            COMPENSATION
                                            FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2005            $2,439,000          $ 9,449,000
                                                  2004             2,952,000           11,444,000
                                                  2003             5,160,000           19,897,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2005               125,000              827,000
                                                  2004               372,000            1,856,000
                                                  2003             1,384,000            8,047,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2005                61,000              763,000
                                                  2004               595,000            1,112,000
                                                  2003                    --            2,836,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2005               162,000              615,000
                                                  2004               178,000              682,000
                                                  2003               244,000              938,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2005                20,000              104,000
                                                  2004                43,000              206,000
                                                  2003                79,000              494,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2005                 1,000              184,000
                                                  2004                38,000              210,000
                                                  2003                    --              296,000
-----------------------------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 27

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the Trustees who are not
"interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement.
Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of Trustees who are not "interested persons" of the fund are committed to the discretion of the Trustees who are not "interested persons"
during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the
Board of Trustees.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, up to 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and
529-F shares; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00%
of the average daily net assets attributable to Class R-2 shares; (i) for Class
R-3 shares, up to 0.75% of the average daily net assets attributable to Class
R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for
Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable. As of August 31, 2005, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled
$984,000 or .026% of Class A net assets.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

                  Intermediate Bond Fund of America -- Page 28

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

During the 2005 fiscal year, total 12b-1 expenses, and the portion of the expense that remained unpaid, were:

                                                               12B-1 UNPAID LIABILITY
                                        12B-1 EXPENSES              OUTSTANDING
---------------------------------------------------------------------------------------

             CLASS A                     $11,217,000                 $1,780,000
---------------------------------------------------------------------------------------
             CLASS B                       3,190,000                    363,000
---------------------------------------------------------------------------------------
             CLASS C                       3,656,000                    723,000
---------------------------------------------------------------------------------------
             CLASS F                         850,000                    229,000
---------------------------------------------------------------------------------------
           CLASS 529-A                       173,000                     36,000
---------------------------------------------------------------------------------------
           CLASS 529-B                       205,000                     25,000
---------------------------------------------------------------------------------------
           CLASS 529-C                       625,000                    140,000
---------------------------------------------------------------------------------------
           CLASS 529-E                        28,000                      7,000
---------------------------------------------------------------------------------------
           CLASS 529-F                        17,000                          0
---------------------------------------------------------------------------------------
            CLASS R-1                         34,000                     10,000
---------------------------------------------------------------------------------------
            CLASS R-2                        613,000                    165,000
---------------------------------------------------------------------------------------
            CLASS R-3                        385,000                     98,000
---------------------------------------------------------------------------------------
            CLASS R-4                         49,000                     14,000
---------------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 29

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers that
American Funds Distributors anticipates will receive additional compensation
(as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities

                  Intermediate Bond Fund of America -- Page 30

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Banc of America Securities LLC, Citigroup Global Markets
Holdings, Inc., J.P. Morgan Securities, Inc. and First Clearing LLC. As of the
fund's most recent fiscal year-end, the fund held debt securities of Bank of
America Corp. in the amount of $14, 291,000; Citigroup, Inc. in the amount of
$48,445,000; J.P. Morgan Chase & Co. in the amount of $39,575,000; and Wachovia
Corporation in the amount of $13,005,000.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
August 31, 2005, 2004 and 2003 amounted to $2,058,000, $1,160,000 and
$2,521,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased during the past year, resulting in an increase in brokerage concessions paid on portfolio transactions.

                  Intermediate Bond Fund of America -- Page 31

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Trustees and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require portfolio holdings information for legitimate business and fund oversight purposes may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                  Intermediate Bond Fund of America -- Page 32

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to the fund's net asset value being calculated.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity

                  Intermediate Bond Fund of America -- Page 33

or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.

The Valuation Committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation
Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least

                  Intermediate Bond Fund of America -- Page 34

90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

                  Intermediate Bond Fund of America -- Page 35

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross

                  Intermediate Bond Fund of America -- Page 36

     income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term

                  Intermediate Bond Fund of America -- Page 37

     capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of share of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days

                  Intermediate Bond Fund of America -- Page 38

before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares
purchased.The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

                  Intermediate Bond Fund of America -- Page 39

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when
                    wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust
Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American
Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. Purchase minimums may be waived or reduced in certain cases. For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

                  Intermediate Bond Fund of America -- Page 40

The initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .     Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share

                  Intermediate Bond Fund of America -- Page 41

redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period and with the redemption proceeds you purchase Class A shares, you are still responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated

                  Intermediate Bond Fund of America -- Page 42

     together) if: (a) the American Funds are principal investment options; (b)
     the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c)
     there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

                  Intermediate Bond Fund of America -- Page 43

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10)  full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     EDWARD JONES FREE SWITCH PROGRAM

     Eligible clients of broker-dealer Edward Jones may purchase Class A shares at net asset value under the terms of the Edward Jones Free Switch program.
     The program applies to purchases initiated within the 90-day period beginning August 19, 2005, and ending November 16, 2005, at 3:00 p.m.
     Central time. The fund's Board has determined that it would be in the best interests of the fund and its shareholders and desirable to have the fund participate in the program.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

                  Intermediate Bond Fund of America -- Page 44

          STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to an account at the time of each purchase made during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the Statement period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The market value of existing
     American Funds investments (other than shares representing direct purchases of money market funds) as of the day immediately before the start of the
     Statement period, and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the Statement period, are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the
     Statement period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

                  Intermediate Bond Fund of America -- Page 45

     .    individual-type employee benefit plan(s), such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (For trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .     for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as

                  Intermediate Bond Fund of America -- Page 46

     well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, the value of accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if you are not an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans.
     Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that

                  Intermediate Bond Fund of America -- Page 47

          continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings
Plan eliminating the fund as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders.

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

                  Intermediate Bond Fund of America -- Page 48

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum)
and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

                  Intermediate Bond Fund of America -- Page 49

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above

                  Intermediate Bond Fund of America -- Page 50

and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

                  Intermediate Bond Fund of America -- Page 51

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee of $4,079,000 for Class A shares and
$329,000 for Class B shares for the 2005 fiscal year.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Trustees.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for
Non-interested Trustees in their capacities as such. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the
Non-interested Trustees of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer
Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer
Agent.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the fund was organized, and California, where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a

                  Intermediate Bond Fund of America -- Page 52

shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or
Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General is appealing the Superior Court's decision to California's Court of Appeal for the Second Appellate District.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central District of
California, relating to these matters. Although most of the claims in the suit were dismissed with prejudice, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

                  Intermediate Bond Fund of America -- Page 53

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2005

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $13.63
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $14.16

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                  Intermediate Bond Fund of America -- Page 54

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                  Intermediate Bond Fund of America -- Page 55

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                  Intermediate Bond Fund of America -- Page 56

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                  Intermediate Bond Fund of America -- Page 57

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                  Intermediate Bond Fund of America -- Page 58

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Intermediate Bond Fund of America -- Page 59

[logo - American Funds/(R/)]

INTERMEDIATE BOND FUND OF AMERICA(R)
Investment portfolio
August 31, 2005

                                                                                                   Principal amount    Market value
Bonds & notes -- 95.75%                                                                                       (000)           (000)

CORPORATE BONDS & NOTES -- 28.67%
Financials -- 16.46%
SLM Corp., Series A, 3.59% 2005(1)                                                                         $  4,000        $  4,000
SLM Corp., Series A, 3.625% 2008                                                                             17,500          17,207
SLM Corp., Series A, 3.95% 2008                                                                               5,000           4,952
SLM Corp., Series A, 3.833% 2009(1)                                                                           5,000           5,003
SLM Corp., Series A, 4.00% 2009                                                                              12,250          12,144
SLM Corp., Series A, 4.00% 2009(1)                                                                            5,000           4,952
SLM Corp., Series A, 4.50% 2010                                                                               5,000           5,018
SLM Corp., Series A, 5.375% 2014                                                                              5,000           5,237
USA Education, Inc. 5.625% 2007                                                                               9,035           9,232
Prudential Insurance Co. of America 6.375% 2006(2)                                                           13,250          13,470
PRICOA Global Funding I, Series 2003-2, 3.90% 2008(2)                                                        10,000           9,856
PRICOA Global Funding I, Series 2004-4, 4.35% 2008(2)                                                         3,000           2,999
PRICOA Global Funding I 4.20% 2010(2)                                                                        10,000           9,919
Prudential Funding LLC 6.60% 2008(2)                                                                         11,795          12,534
Prudential Financial, Inc., Series B, 5.10% 2014                                                              2,000           2,050
Citigroup Inc. 5.75% 2006                                                                                     7,000           7,072
Citigroup Inc. 3.50% 2008                                                                                    22,500          22,145
Citigroup Inc. 4.125% 2010                                                                                   13,150          13,012
Citigroup Inc. 4.625% 2010                                                                                    3,000           3,028
Citigroup Inc. 5.625% 2012                                                                                    3,000           3,188
J.P. Morgan Chase & Co. 5.625% 2006                                                                           5,000           5,059
J.P. Morgan Chase & Co. 5.35% 2007                                                                            6,050           6,153
J.P. Morgan Chase & Co. 4.00% 2008                                                                           15,000          14,928
J.P. Morgan Chase & Co. 3.50% 2009                                                                            5,000           4,868
J.P. Morgan Chase & Co. 4.75% 2015                                                                            3,500           3,500
J.P. Morgan Chase & Co. 4.891% 2015                                                                           5,000           5,067
Bank One Corp. 2.625% 2008                                                                                    6,000           5,747
International Lease Finance Corp., Series P, 3.125% 2007                                                      5,000           4,902
International Lease Finance Corp. 4.50% 2008                                                                  3,000           2,999
International Lease Finance Corp., Series O, 4.55% 2009                                                       1,600           1,611
International Lease Finance Corp. 4.75% 2009                                                                  9,000           8,996
International Lease Finance Corp. 5.00% 2010                                                                  5,280           5,369
American International Group, Inc. 4.25% 2013                                                                 2,000           1,951
ASIF Global Financing XXVIII 3.75% 2007(1,2)                                                                  7,000           7,002
ASIF Global Financing XVIII 3.85% 2007(2)                                                                     8,000           7,909
ASIF Global Financing XIX 4.90% 2013(2)                                                                       3,000           3,058
Household Finance Corp. 5.75% 2007                                                                            8,000           8,165
Household Finance Corp. 7.875% 2007                                                                           6,250           6,578
Household Finance Corp. 4.125% 2008                                                                          13,500          13,409
Household Finance Corp. 6.40% 2008                                                                           10,000          10,548
HSBC Finance Corp. 5.00% 2015                                                                                 3,625           3,651
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006(2)                                              8,625           8,685
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007(2)                                             19,350          19,592
Monumental Global Funding II, Series 2004-B, 3.90% 2009(2)                                                    5,000           4,911
Monumental Global Funding II, Series 2004-F, 4.375% 2009(2)                                                   2,000           1,994
Monumental Global Funding II 4.625% 2010(2)                                                                   2,500           2,533
Washington Mutual, Inc. 7.50% 2006                                                                           15,500          15,903
Washington Mutual, Inc. 5.625% 2007                                                                           4,600           4,674
Washington Mutual, Inc. 4.20% 2010                                                                            8,000           7,913
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007(2)                                           24,500          24,990
Allstate Financial Global Funding LLC 7.125% 2005(2)                                                          2,000           2,003
Allstate Financial Global Funding LLC 6.15% 2006(2)                                                           9,000           9,072
Allstate Financial Global Funding LLC 5.25% 2007(2)                                                          10,600          10,736
Allstate Life Global Funding 4.25% 2010                                                                       2,000           1,987
Nationwide Life Insurance Co. 5.35% 2007(2)                                                                  21,350          21,548
North Front Pass Through Trust 5.81% 2024(1,2)                                                                2,000           2,075
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)(1,2)                                                    8,250           8,763
Societe Generale 7.85% (undated)(1,2)                                                                        14,000          14,707
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010(2)          22,885          22,608
Genworth Financial, Inc. 3.56% 2007(1)                                                                       12,000          12,025
Genworth Financial, Inc. 4.75% 2009                                                                          10,000          10,128
Wells Fargo & Co. 4.125% 2008                                                                                17,000          16,978
Wells Fargo & Co. 3.125% 2009                                                                                 5,000           4,818
HBOS PLC 3.125% 2007(2)                                                                                      11,500          11,346
HBOS Treasury Services PLC 3.75% 2008(2)                                                                     10,000           9,863
ReliaStar Financial Corp. 8.00% 2006                                                                         11,470          11,877
ReliaStar Financial Corp. 6.50% 2008                                                                          4,000           4,271
ING Security Life Institutional Funding 2.70% 2007(2)                                                         2,000           1,945
ING Security Life Institutional Funding 4.25% 2010(2)                                                         3,000           2,983
Price REIT, Inc. 7.50% 2006                                                                                   5,000           5,183
Kimco Realty Corp., Series C, 3.95% 2008                                                                      7,000           6,955
Kimco Realty Corp., Series C, 4.82% 2014                                                                        795             786
Kimco Realty Corp., Series C, 4.904% 2015                                                                     7,500           7,397
John Hancock Global Funding II, Series 2002-G, 5.00% 2007(2)                                                 19,000          19,251
US Bank NA 4.40% 2008                                                                                        17,000          17,076
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007(2)                                           12,000          11,786
Metropolitan Life Global Funding I, Series 2004-7, 4.25% 2009(2)                                              4,000           3,990
Signet Bank 7.80% 2006                                                                                        2,000           2,067
Wachovia Corp., Series G, 4.375% 2010                                                                        13,000          13,005
American Express Credit Corp. 3.743% 2006(1)                                                                  5,000           5,008
American Express Credit Corp. 3.00% 2008                                                                      5,000           4,851
American Express Co. 4.75% 2009                                                                               5,000           5,075
XL Capital Finance (Europe) PLC 6.50% 2012                                                                    4,725           5,114
Twin Reefs Asset Trust (XLFA), Series B, 4.57% (undated)(1,2)                                                 9,700           9,680
CIT Group Inc. 3.65% 2007                                                                                     7,835           7,730
CIT Group Inc. 7.375% 2007                                                                                    3,500           3,667
CIT Group Inc. 6.875% 2009                                                                                    3,000           3,272
NationsBank Corp. 7.50% 2006                                                                                  2,000           2,062
Bank of America Corp. 6.625% 2007                                                                               200             209
Bank of America Corp. 4.375% 2010                                                                             5,000           4,989
Bank of America Corp. 4.50% 2010                                                                              7,000           7,031
Hartford Financial Services Group, Inc. 2.375% 2006                                                          10,375          10,230
Hartford Financial Services Group, Inc. 4.70% 2007                                                            4,000           4,020
Deutsche Bank Capital Funding Trust I, 7.872% (undated)(1,2)                                                 11,950          13,295
New York Life Global Funding 3.875% 2009(2)                                                                   6,750           6,685
New York Life Global Funding 4.625% 2010(2)                                                                   5,000           5,058
Protective Life Insurance Co., Series 2004-D, 4.00% 2009                                                      3,000           2,967
Protective Life Insurance Co., 4.85% 2010                                                                     7,750           7,890
National Westminster Bank PLC 7.375% 2009                                                                     7,000           7,797
National Westminster Bank PLC 7.75% (undated)(1)                                                              2,350           2,497
SunTrust Banks, Inc. 4.415% 2009                                                                             10,000          10,027
Bank of New York Co., Inc., Series E, 2.20% 2006                                                             10,000           9,864
Weingarten Realty Investors, Series A, 5.263% 2012                                                            6,000           6,230
Weingarten Realty Investors, Series A, 4.857% 2014                                                            3,000           2,995
Principal Life Global Funding I 4.40% 2010(2)                                                                 9,000           8,959
Lincoln National Corp. 6.50% 2008                                                                             8,385           8,881
Skandinaviska Enskilda Banken 6.875% 2009                                                                     7,930           8,523
Berkshire Hathaway Finance Corp. 4.125% 2010                                                                  8,000           7,935
Bayerische Landesbank, Series F, 2.50% 2006                                                                   6,625           6,566
Abbey National PLC 6.70% (undated)(1)                                                                         4,672           4,933
Abbey National PLC 7.35% (undated)(1)                                                                         1,000           1,032
Principal Life Insurance Co. 3.20% 2009                                                                       6,000           5,794
Swedish Export Credit Corp. 2.875% 2007                                                                       5,000           4,918
Merita Bank Ltd. 7.50% (undated)(1,2)                                                                         2,825           2,940
Barclays Bank PLC 7.40% 2009                                                                                  1,250           1,396
Den Danske Bank A/S 7.40% 2010(1,2)                                                                             500             526
                                                                                                                            867,558

Telecommunication services -- 2.80%
SBC Communications Inc. 4.125% 2009                                                                          18,750          18,535
SBC Communications Inc. 6.25% 2011                                                                           15,500          16,783
BellSouth Corp. 4.20% 2009                                                                                   18,000          17,876
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                              17,500          17,760
France Telecom 8.50% 2011(1)                                                                                 12,500          14,425
Telefonica Europe BV 7.75% 2010                                                                              10,000          11,462
Vodafone Group PLC 7.75% 2010                                                                                 9,525          10,779
British Telecommunications PLC 7.875% 2005(1)                                                                 3,250           3,284
British Telecommunications PLC 8.375% 2010(1)                                                                 4,000           4,702
Singapore Telecommunications Ltd. 6.375% 2011(2)                                                              7,000           7,673
Verizon Global Funding Corp. 7.375% 2012                                                                      5,000           5,801
Deutsche Telekom International Finance BV 8.50% 2010(1)                                                       5,000           5,755
ALLTEL Corp. 4.656% 2007                                                                                      5,000           5,033
Koninklijke KPN NV 8.00% 2010                                                                                 4,000           4,626
Cingular Wireless LLC 5.625% 2006                                                                             3,000           3,045
                                                                                                                            147,539

Consumer staples -- 2.56%
Wal-Mart Stores, Inc. 5.45% 2006                                                                              5,000           5,050
Wal-Mart Stores, Inc. 4.375% 2007                                                                            16,000          16,085
Wal-Mart Stores, Inc. 4.125% 2010                                                                            15,000          14,830
Wal-Mart Stores, Inc. 4.75% 2010                                                                             10,500          10,674
Diageo Capital PLC 3.50% 2007                                                                                12,000          11,832
Diageo Capital PLC 4.375% 2010                                                                               12,500          12,527
Kraft Foods Inc. 4.625% 2006                                                                                  3,000           3,010
Kraft Foods Inc. 4.125% 2009                                                                                  4,000           3,953
Kraft Foods Inc. 6.25% 2012                                                                                   1,600           1,758
Nabisco, Inc. 7.05% 2007                                                                                      9,200           9,635
Pepsi Bottling Group, Inc. 5.625% 2009(2)                                                                    16,650          17,393
Anheuser-Busch Companies, Inc. 9.00% 2009                                                                     2,000           2,362
Anheuser-Busch Companies, Inc. 6.00% 2011                                                                     9,000           9,748
CVS Corp. 4.00% 2009                                                                                          5,000           4,942
CVS Corp. 6.117% 2013(2,3)                                                                                    1,655           1,760
CVS Corp. 5.298% 2027(2,3)                                                                                      975           1,009
Costco Wholesale Corp. 5.50% 2007                                                                             5,250           5,348
PepsiAmericas, Inc. 4.875% 2015                                                                               3,000           3,060
                                                                                                                            134,976

Consumer discretionary -- 2.55%
Kohl's Corp. 6.70% 2006                                                                                       7,074           7,136
Kohl's Corp. 6.30% 2011                                                                                      16,170          17,596
Target Corp. 5.50% 2007                                                                                      17,000          17,354
Target Corp. 3.375% 2008                                                                                      7,200           7,070
DaimlerChrysler North America Holding Corp. 4.75% 2008                                                        7,000           7,007
DaimlerChrysler North America Holding Corp. 7.20% 2009                                                        5,000           5,407
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                        3,000           3,369
DaimlerChrysler North America Holding Corp. 7.75% 2011                                                        3,500           3,929
Gannett Co., Inc. 4.125% 2008                                                                                 8,000           7,975
Gannett Co., Inc. 6.375% 2012                                                                                 7,285           8,046
Viacom Inc. 6.40% 2006                                                                                       10,250          10,338
Viacom Inc. 5.625% 2007                                                                                       5,000           5,096
Walt Disney Co., Series B, 5.375% 2007                                                                       14,000          14,267
Lowe's Companies, Inc. 7.50% 2005                                                                             3,000           3,028
Lowe's Companies, Inc. 8.25% 2010                                                                             5,000           5,831
Carnival Corp. 6.15% 2008                                                                                     5,401           5,637
Sony Capital Corp., Series C, 4.95% 2006(2)                                                                   5,000           5,012
                                                                                                                            134,098

Industrials -- 2.28%
General Electric Capital Corp., Series A, 2.85% 2006                                                          5,000           4,978
General Electric Capital Corp., Series A, 5.00% 2007                                                         23,000          23,349
General Electric Capital Corp., Series A, 5.375% 2007                                                        10,000          10,193
General Electric Capital Corp., Series A, 3.50% 2008                                                          4,000           3,934
General Electric Capital Corp., Series A, 6.00% 2012                                                          2,500           2,709
General Electric Co. 5.00% 2013                                                                               2,000           2,057
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(2,3)                                         22,662          24,130
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013(2,3)                            2,248           2,447
John Deere Capital Corp. 3.90% 2008                                                                          18,500          18,351
Caterpillar Inc. 4.50% 2009                                                                                  16,750          16,876
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 1996-B, 6.96% 2009(3)                 3,720           3,894
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-1, 5.943% 2022(3)                  484             527
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2023(3)                              2,335           2,414
Continental Airlines, Inc., MBIA insured, 4.25% 2009(1)                                                       2,000           2,008
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023(2,3)              1,338           1,375
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006(3)                                              1,000           1,013
                                                                                                                            120,255

Utilities -- 0.97%
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                                  13,500          13,703
Alabama Power Co., Series U, 2.65% 2006                                                                       5,000           4,970
Georgia Power Co., Series V, 4.10% 2009                                                                       7,000           6,932
Public Service Electric and Gas Co., Series B, 5.125% 2012                                                    8,343           8,637
Duke Energy Corp., First and Refunding Mortgage Bonds, Series A, 3.75% 2008                                   5,000           4,940
Duke Energy Corp., First and Refunding Mortgage Bonds, 4.50% 2010                                             2,250           2,260
Pacificorp Australia LLC, MBIA insured, 6.15% 2008(2)                                                         6,000           6,243
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008(2)                                               3,500           3,669
                                                                                                                             51,354

Health care -- 0.55%
UnitedHealth Group Inc. 7.50% 2005                                                                            1,525           1,534
UnitedHealth Group Inc. 5.20% 2007                                                                            3,000           3,032
UnitedHealth Group Inc. 3.75% 2009                                                                           10,000           9,811
Amgen Inc. 4.00% 2009                                                                                        14,500          14,348
                                                                                                                             28,725

Energy -- 0.39%
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010(2,3)                                              8,500           8,526
BP Capital Markets PLC 2.75% 2006                                                                             8,000           7,853
Oil Enterprises Ltd., MBIA insured, 6.239% 2008(2,3)                                                          3,762           3,880
                                                                                                                             20,259

Materials -- 0.11%
E.I. du Pont de Nemours and Co. 4.125% 2010                                                                   6,000           5,995

U.S. TREASURY BONDS & NOTES -- 17.58%
U.S. Treasury 5.625% 2006                                                                                    24,265          24,479
U.S. Treasury 3.25% 2007                                                                                     58,750          58,117
U.S. Treasury 3.375% 2007(4)                                                                                    473             490
U.S. Treasury 6.25% 2007                                                                                     47,750          49,421
U.S. Treasury 6.625% 2007(5)                                                                                  5,175           5,414
U.S. Treasury 3.375% 2008                                                                                    48,750          48,072
U.S. Treasury 3.375% 2008                                                                                    20,000          19,714
U.S. Treasury 3.625% 2008(4)                                                                                 17,409          18,442
U.S. Treasury 4.75% 2008                                                                                      4,450           4,571
U.S. Treasury 3.625% 2009                                                                                    76,750          76,132
U.S. Treasury 3.875% 2009(4)                                                                                 95,351         103,499
U.S. Treasury 5.50% 2009                                                                                    118,000         124,812
U.S. Treasury 6.00% 2009(5)                                                                                   1,950           2,103
U.S. Treasury 4.00% 2010                                                                                    134,500         135,256
U.S. Treasury 5.00% 2011                                                                                     59,500          62,782
U.S. Treasury 5.00% 2011                                                                                     53,750          56,883
U.S. Treasury 3.875% 2013                                                                                     2,550           2,539
U.S. Treasury 4.25% 2013                                                                                     13,500          13,753
U.S. Treasury 2.00% 2014(4)                                                                                  21,052          21,650
U.S. Treasury 4.25% 2014                                                                                     55,750          56,699
U.S. Treasury 8.75% 2020                                                                                     23,660          35,320
U.S. Treasury Principal Strip 0% 2015                                                                         5,300           3,516
U.S. Treasury Principal Strip 0% 2029                                                                         7,750           2,832
                                                                                                                            926,496

FEDERAL AGENCY BONDS & NOTES -- 17.00%
Freddie Mac 5.25% 2006                                                                                       43,250          43,457
Freddie Mac 5.50% 2006                                                                                       14,000          14,171
Freddie Mac 3.35% 2007                                                                                       28,000          27,677
Freddie Mac 3.375% 2007                                                                                      15,000          14,796
Freddie Mac 4.125% 2009                                                                                      30,000          29,949
Freddie Mac 5.75% 2009                                                                                       75,000          79,016
Freddie Mac 6.625% 2009                                                                                     159,250         173,928
Freddie Mac 4.125% 2010                                                                                     113,750         113,472
Freddie Mac 5.875% 2011                                                                                      56,000          59,972
Freddie Mac 5.00% 2014                                                                                       20,000          20,988
Federal Home Loan Bank 2.00% 2006                                                                            21,575          21,384
Federal Home Loan Bank 2.375% 2006                                                                           17,915          17,741
Federal Home Loan Bank 2.875% 2006                                                                            6,000           5,949
Federal Home Loan Bank 5.125% 2006                                                                           23,995          24,133
Federal Home Loan Bank 3.625% 2007                                                                           33,250          32,967
Federal Home Loan Bank 3.70% 2007                                                                            16,245          16,119
Federal Home Loan Bank 3.375% 2007                                                                           65,000          64,030
Federal Home Loan Bank 3.375% 2008                                                                           36,280          35,620
Federal Home Loan Bank 3.75% 2008                                                                             6,750           6,665
Federal Home Loan Bank 5.823% 2009                                                                           12,500          13,167
Fannie Mae 4.00% 2008                                                                                        30,000          29,895
Fannie Mae 6.625% 2009                                                                                       12,750          13,923
Federal Agricultural Mortgage Corp. 4.25% 2008                                                               32,500          32,563
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc.
     (Title XI) 5.88% 2012(3)                                                                                 4,328           4,499
                                                                                                                            896,081

ASSET-BACKED OBLIGATIONS(3) -- 12.37%
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured, 2.41% 2007(2)                           3,525           3,518
Drive Auto Receivables Trust, Series 2002-1, Class A-4, MBIA insured, 4.09% 2008(2)                           5,344           5,343
Drive Auto Receivables Trust, Series 2005-1, Class A-3, MBIA insured, 3.75% 2009                             13,000          12,900
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010(2)                          10,250          10,228
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010(2)                          13,000          12,982
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012(2)                           4,250           4,223
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009(2)                                      6,750           6,678
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009(2)                                     6,500           6,508
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2010(2)                                     15,750          15,553
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009(2)                             1,645           1,613
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009(2)                             4,856           4,833
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009(2)                             1,216           1,212
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010(2)                              5,000           4,965
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011(2)                            13,234          13,141
Residential Asset Securities Corp. Trust, Series 2003-KS2, Class A-I-3, 2.66% 2028                              295             294
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031                            6,105           6,185
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033                            1,500           1,504
Residential Asset Securities Corp. Trust, Series 2004-KS2, Class M-II-1, 4.151% 2034(1)                       7,000           6,980
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 3.871% 2035(1)                      10,000          10,003
CWABS, Inc., Series 2004-10, Class AF-3, 3.842% 2030                                                         14,250          14,045
CWABS, Inc., Series 2004-10, Class AF-4, 4.506% 2032                                                          4,250           4,203
CWABS, Inc., Series 2004-10, Class 2-AV-2, 3.991% 2033(1)                                                     5,000           5,006
New Century Home Equity Loan Trust, Series 2001-NC2, Class M-1, 4.429% 2031(1)                               10,720          10,743
New Century Home Equity Loan Trust, Series 2004-A, Class M-II, FGIC insured, 5.65% 2034                      10,750          11,073
Banco Itau SA, Series 2002-2, XLCA insured, 3.946% 2006(1,2)                                                  9,000           9,000
Banco Itau SA, Series 2002, XLCA insured, 3.996% 2007(1,2)                                                   12,650          12,650
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-3, FGIC insured, 4.16% 2034       21,500          21,289
Citibank Credit Card Issuance Trust, Class 2002-A1, 4.95% 2009                                                4,000           4,043
Citibank Credit Card Issuance Trust, Class 2000-A3, 6.875% 2009                                              12,500          13,197
Citibank Credit Card Issuance Trust, Class 2003-A3, 3.10% 2010                                                2,900           2,825
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB8, Class AF-1, 3.633% 2021                11,458          11,372
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB8, Class AF-2, 4.134% 2026                 3,950           3,907
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035(1)              4,485           4,537
Capital One Multi-asset Execution Trust, Series 2003-1, Class A, 3.961% 2009(1)                              19,000          19,052
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013                                       18,500          18,515
Drivetime Auto Owner Trust, Series 2003-A, Class A-3, XLCA insured, 2.524% 2008(2)                            2,345           2,330
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009(2)                            8,250           8,256
Drivetime Auto Owner Trust, Series 2004-C, Class A-3, XLCA insured, 3.493% 2010(2)                            7,000           6,919
Centex Home Equity Loan Trust, Series 2005-A, Class AF-2, 3.90% 2024                                          2,500           2,475
Centex Home Equity Loan Trust, Series 2005-A, Class AF-4, 4.72% 2031                                          3,000           2,986
Centex Home Equity Loan Trust, Series 2003-C, Class AF-6, 4.81% 2033                                          1,700           1,708
Centex Home Equity Loan Trust, Series 2005-A, Class AF-6, 4.69% 2035                                          7,500           7,584
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-3, FSA insured, 3.402% 2009              4,750           4,717
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010(1)           5,000           4,905
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011              4,350           4,315
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014                         13,907          13,650
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015                                12,800          12,766
Capital One Master Trust, Series 1998-1, Class A, 6.31% 2011                                                 11,950          12,568
Hyundai Auto Receivables Trust, Series 2002-A, Class B, 3.54% 2009(2)                                        12,125          12,080
Wells Fargo Home Equity Trust, Series 2004-2, Class AI-4, 4.43% 2025                                          5,000           4,968
Wells Fargo Home Equity Trust, Series 2004-2, Class AI-5, 4.89% 2028                                          6,750           6,712
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A-4, 3.961% 2034(1)                          10,500          10,545
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011                                        5,000           4,980
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012                                        5,250           5,250
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012                      10,000           9,999
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured, 2.41% 2010(2)                         2,194           2,170
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011(2)                         7,297           7,242
MBNA Master Credit Card Trust II, Series 2000-D, Class B, 4.001% 2009(1)                                      5,750           5,786
MBNA Master Credit Card Trust II, Series 2000-E, Class A, 7.80% 2012                                          2,580           2,973
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-1, 2.87% 2013                              1,916           1,896
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-2, 3.79% 2017                              5,300           5,223
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021                              1,500           1,489
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                               6,004           5,983
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011                                               2,600           2,548
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured, 3.58% 2008(2)                            4,787           4,773
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84% 2009(2)                            3,698           3,668
California Infrastructure and Economic Development Bank, Special Purpose Trust, SCE-1,
     Series 1997-1, Class A-6, 6.38% 2008                                                                     4,163           4,219
California Infrastructure and Economic Development Bank, Special Purpose Trust, PG&E-1,
     Series 1997-1, Class A-7, 6.42% 2008                                                                     3,800           3,848
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                            6,260           6,467
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009                                            1,200           1,287
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011(2)                                6,951           7,363
AESOP Funding II LLC, Series 2002-1A, Class A-1, AMBAC insured, 3.85% 2006(2)                                 2,375           2,374
AESOP Funding II LLC, Series 2003-2, Class A-1, MBIA insured, 2.74% 2007(2)                                   5,000           4,951
MMCA Auto Owner Trust, Series 2001-2, Class B, 5.75% 2007                                                       190             190
MMCA Auto Owner Trust, Series 2001-3, Class B, 4.521% 2008(1)                                                   439             439
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009                                                   3,942           3,915
MMCA Auto Owner Trust, Series 2002-3, Class A-4, 3.57% 2009                                                   2,770           2,764
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009                                            7,000           7,308
Morgan Stanley ABS Capital I, Inc., Series 2004-OP1, Class A-2B, 3.931% 2034(1)                               7,000           7,017
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.42% 2035(2)            7,000           6,972
AmeriCredit Automobile Receivables Trust, Series 2003-A-M, Class A-4-A, MBIA insured, 3.10% 2009              2,000           1,977
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA insured, 3.55% 2009                   5,000           4,980
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class AF-6, 6.537% 2030             1,343           1,363
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2004-C, Class A-II-2, 3.911% 2035(1)        5,500           5,509
Providian Gateway Master Trust, Series 2004-DA, Class A, 3.35% 2011(2)                                        7,000           6,872
Option One Mortgage Loan Trust, Series 2000-2, Class M-1, 4.511% 2030(1)                                      4,051           4,055
Option One Mortgage Loan Trust, Series 2000-3, Class M-1, 4.541% 2030(1)                                      2,660           2,662
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                              6,439           6,450
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 5.99% 2031                                             694             706
Saxon Asset Securities Trust, Series 2004-2, Class AF-5, 4.99% 2035                                           5,300           5,402
Onyx Acceptance Owner Trust, Series 2002-C, Class A-4, MBIA insured, 4.07% 2009                               5,747           5,750
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016(2)        5,302           5,417
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 3.96% 2030(1)                                5,000           5,124
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026                                  4,658           5,006
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010                              5,000           4,949
USAA Auto Owner Trust, Series 2004-3, Class A-3, 3.16% 2009                                                   5,000           4,946
Park Place Securities, Inc., Series 2005-WHQ3, Class A-2-A, 3.721% 2035(1)                                    4,438           4,436
Nordstrom Private Label Credit Card Master Note Trust, Series 2001-1, Class A, 4.82% 2010(2)                  4,250           4,281
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023(2)   3,986           3,994
Green Tree Financial Corp., Series 1997-6, Class A-6, 6.90% 2029                                              1,116           1,179
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029                                              2,628           2,798
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027                3,554           3,546
Impac CMB Grantor Trust, Series 2004-6, Class M-4, 4.791% 2034(1)                                             3,413           3,430
Chase Credit Card Owner Trust, Series 2003-4, Class B, 4.221% 2016(1)                                         3,000           3,076
Home Equity Asset Trust, Series 2004-7, Class M-1, 4.261% 2035(1)                                             2,500           2,521
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 4.271% 2010(1,2)                             2,250           2,264
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 3.951% 2035(1)             2,000           2,004
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class III-A2, 3.779% 2035(1)                                 2,000           2,000
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 2031(2)                          1,866           1,928
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                                       1,854           1,859
Bear Stearns Asset Backed Securities I Trust, Series 2004-FR3, Class I-A-I, 3.891% 2030(1)                    1,590           1,591
Banco Nacional de Mexico, SA, Series 1999-A, Class A-1, MBIA insured, 7.50% 2006(2)                           1,339           1,358
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured, 2.29% 2009(2)                         1,202           1,185
Navistar Financial Owner Trust, Series 2002-A, Class B, 4.95% 2009                                              568             569
Conseco Finance Home Equity Loan Trust, Series 2001-B, Class II-M-1, 7.581% 2032                                162             162
NPF VI, Inc., Series 2002-1, Class A, 1.99% 2008(1,2,6)                                                       1,500              52
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007(2,6)                                                        1,000              45
                                                                                                                            652,144

FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS(3) -- 7.26%
Fannie Mae 7.00% 2008                                                                                           131             137
Fannie Mae 8.50% 2008                                                                                             4               4
Fannie Mae 7.00% 2009                                                                                           158             166
Fannie Mae 7.00% 2009                                                                                            37              39
Fannie Mae 7.50% 2009                                                                                           284             292
Fannie Mae 7.50% 2009                                                                                            99             104
Fannie Mae 7.50% 2009                                                                                            98             103
Fannie Mae 7.50% 2009                                                                                            39              40
Fannie Mae 8.50% 2009                                                                                            28              30
Fannie Mae 9.00% 2009                                                                                           207             217
Fannie Mae 9.00% 2009                                                                                           202             213
Fannie Mae 9.50% 2009                                                                                           250             267
Fannie Mae 7.00% 2010                                                                                            95              99
Fannie Mae 9.50% 2010                                                                                            14              14
Fannie Mae 7.00% 2011                                                                                           678             710
Fannie Mae 7.00% 2011                                                                                           310             325
Fannie Mae 7.00% 2011                                                                                            39              41
Fannie Mae 7.00% 2012                                                                                           463             485
Fannie Mae 6.00% 2013                                                                                         6,816           7,043
Fannie Mae 8.50% 2014                                                                                            41              43
Fannie Mae 6.00% 2015                                                                                         5,399           5,579
Fannie Mae 7.00% 2015                                                                                         2,651           2,775
Fannie Mae 7.00% 2015                                                                                           683             715
Fannie Mae 7.00% 2015                                                                                           130             136
Fannie Mae 7.00% 2015                                                                                            60              63
Fannie Mae 7.50% 2015                                                                                         1,320           1,389
Fannie Mae 7.50% 2015                                                                                         1,202           1,264
Fannie Mae 7.50% 2015                                                                                           603             634
Fannie Mae 7.50% 2015                                                                                           594             625
Fannie Mae 7.50% 2015                                                                                           193             203
Fannie Mae 7.50% 2015                                                                                           136             143
Fannie Mae 7.50% 2015                                                                                            91              96
Fannie Mae 9.00% 2015                                                                                           776             845
Fannie Mae 13.50% 2015                                                                                          317             379
Fannie Mae 7.00% 2016                                                                                         1,861           1,949
Fannie Mae 7.00% 2016                                                                                           698             731
Fannie Mae 7.00% 2016                                                                                           566             593
Fannie Mae 7.00% 2016                                                                                           385             403
Fannie Mae 7.00% 2016                                                                                           306             320
Fannie Mae 7.50% 2016                                                                                           600             631
Fannie Mae 9.00% 2016                                                                                         1,030           1,134
Fannie Mae 11.50% 2016                                                                                          373             429
Fannie Mae 5.50% 2017                                                                                         1,629           1,666
Fannie Mae 6.00% 2017                                                                                         1,894           1,956
Fannie Mae 7.00% 2017                                                                                         2,166           2,268
Fannie Mae 7.00% 2017                                                                                         1,095           1,146
Fannie Mae 7.00% 2017                                                                                           766             802
Fannie Mae 5.00% 2018                                                                                         3,422           3,452
Fannie Mae 5.00% 2018                                                                                         1,396           1,409
Fannie Mae 9.00% 2018                                                                                            30              33
Fannie Mae 10.00% 2018                                                                                          184             210
Fannie Mae 11.50% 2019                                                                                        1,171           1,351
Fannie Mae 11.00% 2020                                                                                          277             323
Fannie Mae 11.00% 2020                                                                                          135             155
Fannie Mae 11.50% 2020                                                                                          285             329
Fannie Mae 10.00% 2021                                                                                          222             249
Fannie Mae 9.50% 2022                                                                                            91             102
Fannie Mae 7.00% 2023                                                                                           119             126
Fannie Mae 7.50% 2023                                                                                           288             308
Fannie Mae 10.00% 2025                                                                                          360             410
Fannie Mae 8.50% 2026                                                                                            76              83
Fannie Mae 9.304% 2026(1)                                                                                     1,666           1,858
Fannie Mae 9.50% 2026                                                                                           756             858
Fannie Mae 8.50% 2027                                                                                           120             131
Fannie Mae 7.50% 2029                                                                                           296             315
Fannie Mae 6.50% 2031                                                                                           131             135
Fannie Mae 7.00% 2031                                                                                            67              71
Fannie Mae 7.50% 2031                                                                                           210             223
Fannie Mae 7.50% 2031                                                                                           169             180
Fannie Mae 6.50% 2032                                                                                           602             623
Fannie Mae 3.759% 2033(1)                                                                                     3,315           3,278
Fannie Mae 3.763% 2033(1)                                                                                    10,320          10,211
Fannie Mae 4.028% 2033(1)                                                                                     1,343           1,329
Fannie Mae 4.195% 2033(1)                                                                                    20,372          20,329
Fannie Mae 5.50% 2034                                                                                         9,890           9,996
Fannie Mae 6.00% 2034                                                                                        32,704          33,478
Fannie Mae 6.50% 2034                                                                                        15,312          15,830
Fannie Mae 4.495% 2035(1)                                                                                     2,765           2,765
Fannie Mae, Series 91-50, Class H, 7.75% 2006                                                                   123             124
Fannie Mae, Trust D2, 11.00% 2009                                                                               223             235
Fannie Mae, Series 2000-T5B, 7.30% 2010                                                                      14,000          15,745
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012                                                              7,000           7,043
Fannie Mae, Series 88-16, Class B, 9.50% 2018                                                                    40              43
Fannie Mae, Series 90-93, Class G, 5.50% 2020                                                                   145             145
Fannie Mae, Series 90-21, Class Z, 9.00% 2020                                                                   713             783
Fannie Mae, Series 2001-4, Class GA, 10.246% 2025(1)                                                          1,657           1,857
Fannie Mae, Series 2001-4, Class NA, 11.847% 2025(1)                                                          4,509           5,159
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                             2,996           3,186
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029                                                             2,487           2,651
Fannie Mae, Series 2001-20, Class D, 11.056% 2031(1)                                                            242             283
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035                                                              8,866           8,776
Fannie Mae, Series 2003-W10, Class 1A-2B, 3.112% 2037                                                         2,837           2,824
Fannie Mae, Series 2003-W4, Class 1A-2, 3.063% 2038                                                             419             417
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039                                                             1,305           1,389
Fannie Mae, Series 2003-W4, Class 1A-3, 3.991% 2040                                                          19,000          18,838
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                            2,088           2,194
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041                                                              1,093           1,153
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042                                                                905             958
Freddie Mac 7.00% 2008                                                                                          158             165
Freddie Mac 8.00% 2008                                                                                           26              27
Freddie Mac 8.50% 2008                                                                                           13              14
Freddie Mac 8.75% 2008                                                                                           38              39
Freddie Mac 8.50% 2009                                                                                          118             123
Freddie Mac 8.00% 2010                                                                                           99             102
Freddie Mac 9.50% 2010                                                                                            7               7
Freddie Mac 8.00% 2012                                                                                          226             237
Freddie Mac 9.50% 2013                                                                                           27              29
Freddie Mac 6.00% 2014                                                                                          216             223
Freddie Mac 6.00% 2014                                                                                          114             117
Freddie Mac 4.00% 2015                                                                                        9,333           9,110
Freddie Mac 7.00% 2015                                                                                          174             182
Freddie Mac 6.00% 2017                                                                                          774             799
Freddie Mac 8.00% 2017                                                                                          440             474
Freddie Mac 8.00% 2017                                                                                          157             169
Freddie Mac 8.00% 2017                                                                                          118             127
Freddie Mac 5.00% 2018                                                                                        5,447           5,493
Freddie Mac 5.00% 2018                                                                                        2,134           2,152
Freddie Mac 8.50% 2018                                                                                           34              35
Freddie Mac 10.00% 2018                                                                                         769             881
Freddie Mac 11.00% 2018                                                                                         169             192
Freddie Mac 8.50% 2019                                                                                          113             124
Freddie Mac 10.00% 2019                                                                                         590             681
Freddie Mac 8.50% 2020                                                                                           54              59
Freddie Mac 8.50% 2021                                                                                           58              64
Freddie Mac 10.00% 2021                                                                                         313             354
Freddie Mac 10.00% 2025                                                                                         487             550
Freddie Mac 8.50% 2027                                                                                           40              44
Freddie Mac 9.00% 2030                                                                                          460             511
Freddie Mac 4.061% 2033(1)                                                                                    2,226           2,210
Freddie Mac 6.00% 2033                                                                                        3,276           3,353
Freddie Mac 6.00% 2034                                                                                        9,796          10,027
Freddie Mac 6.00% 2034                                                                                        4,423           4,527
Freddie Mac 6.00% 2034                                                                                        3,276           3,354
Freddie Mac 6.50% 2034                                                                                        2,109           2,179
Freddie Mac 4.62% 2035(1)                                                                                    14,675          14,672
Freddie Mac 4.648% 2035(1)                                                                                   30,950          30,949
Freddie Mac 4.792% 2035(1)                                                                                    7,539           7,554
Freddie Mac, Series H009, Class A-2, 1.876% 2008(1)                                                           1,491           1,476
Freddie Mac, Series 2310, Class B, 9.904% 2015(1)                                                               173             193
Freddie Mac, Series 2310, Class A, 10.581% 2017(1)                                                              646             704
Freddie Mac, Series 1567, Class A, 4.025% 2023(1)                                                               129             124
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032                                                              1,258           1,335
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                            2,344           2,336
Government National Mortgage Assn. 8.50% 2007                                                                    29              30
Government National Mortgage Assn. 8.50% 2008                                                                   116             120
Government National Mortgage Assn. 8.50% 2008                                                                     6               6
Government National Mortgage Assn. 9.00% 2008                                                                   158             166
Government National Mortgage Assn. 9.50% 2009                                                                   859             909
Government National Mortgage Assn. 6.00% 2013                                                                 3,293           3,428
Government National Mortgage Assn. 6.00% 2014                                                                 4,552           4,730
Government National Mortgage Assn. 6.00% 2014                                                                 3,480           3,616
Government National Mortgage Assn. 9.00% 2016                                                                    25              27
Government National Mortgage Assn. 8.50% 2017                                                                   122             133
Government National Mortgage Assn. 8.50% 2020                                                                    26              28
Government National Mortgage Assn. 9.50% 2020                                                                   115             127
Government National Mortgage Assn. 9.50% 2020                                                                   110             122
Government National Mortgage Assn. 8.50% 2021                                                                   331             362
Government National Mortgage Assn. 8.50% 2021                                                                   140             153
Government National Mortgage Assn. 8.50% 2021                                                                     3               3
Government National Mortgage Assn. 9.00% 2021                                                                   127             140
Government National Mortgage Assn. 8.50% 2022                                                                    63              69
Government National Mortgage Assn. 8.50% 2022                                                                    63              69
Government National Mortgage Assn. 8.50% 2022                                                                    20              22
Government National Mortgage Assn. 8.50% 2023                                                                   325             356
Government National Mortgage Assn. 6.50% 2034                                                                   188             197
Government National Mortgage Assn. 7.00% 2034                                                                   730             773
Government National Mortgage Assn. 4.00% 2035(1)                                                             12,357          12,202
Government National Mortgage Assn. 4.00% 2035(1)                                                              3,707           3,655
Government National Mortgage Assn. 4.00% 2035(1)                                                              3,456           3,408
Government National Mortgage Assn. 4.00% 2035(1)                                                              3,398           3,346
Government National Mortgage Assn. 5.50% 2035                                                                 6,980           7,102
Government National Mortgage Assn., Series 2004-84, Class A, 3.624% 2017                                      3,817           3,748
Government National Mortgage Assn., Series 2002-28, Class A, 4.776% 2018                                      2,090           2,111
                                                                                                                            382,434

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED)(3) -- 6.47%
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 7-A-1, 5.00% 2020                                 5,369           5,342
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-11, 5.50% 2034                                  5,000           5,093
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-6, 5.50% 2034                                   3,190           3,207
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035                                  22,330          22,750
Countrywide Alternative Loan Trust, Series 2005-54C, Class 4-P-4, 5.50% 2035                                  6,325           6,441
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035                                   4,921           5,005
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035                                 8,021           8,130
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035                                  9,600           9,817
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035                                 4,460           4,554
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032                            3,645           3,675
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032                            2,519           2,543
CS First Boston Mortgage Securities Corp., Series 2003-AR12, Class II-A-2, 4.322% 2033(1)                     1,682           1,679
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033                            3,392           3,488
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033                            6,325           6,497
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.723% 2034(1)                      5,775           5,771
CS First Boston Mortgage Securities Corp., Series 2005-1, Class I-A-27, 5.50% 2035                           18,332          18,519
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035                           12,671          12,952
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019                       6,677           6,711
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033(1)                    11,029          10,888
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033(1)                        5,218           5,193
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.354% 2033(1)                     6,857           6,809
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 4.491% 2033(1)                     1,567           1,559
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.701% 2034(1)                                      23,895          24,160
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.00% 2033(1)                                             2,201           2,174
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.119% 2033(1)                                           3,944           3,903
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.442% 2034(1)                                          4,099           4,074
Bear Stearns ARM Trust, Series 2005-1, Class II-A-2, 4.989% 2035(1)                                          11,802          11,849
Mastr Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033                                          2,567           2,606
Mastr Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034                                          3,139           3,202
Mastr Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035                                          7,546           7,703
Mastr Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035                                          3,726           3,766
Mastr Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035                                          3,288           3,425
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019                                      4,523           4,540
Residential Accredit Loans, Inc., Series 2004-QS8, Class A-11, 5.50% 2034                                     5,000           5,088
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034                                        7,390           7,518
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034                                     1,286           1,335
Residential Asset Mortgage Products Trust, Series 2004-RZ1, Class A-I-2, 2.34% 2027                             822             817
Residential Asset Mortgage Products Trust, Series 2004-RS3, Class A-I-2, 3.052% 2029                          7,100           7,061
Residential Asset Mortgage Products Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032           8,550           8,581
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79% 2033(1)                          1,000           1,001
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.564% 2027(1,2)                                 3,263           3,338
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.744% 2027(1,2)                                 3,323           3,417
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.878% 2028(1,2)                                 4,842           5,056
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1, 4.01% 2033(1)                                 2,403           2,396
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734% 2033(1)                         2,781           2,734
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033(1)                         4,229           4,190
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1, 4.183% 2033(1)                         4,688           4,643
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.47% 2033(1)                                 4,074           4,001
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.74% 2033(1)                                     1,924           1,894
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-1, 4.375% 2034(1)                                  5,295           5,259
Specialty Underwriting and Residential Finance Trust, Series 2004-AA1, Class I-A-1, 5.00% 2034                8,826           8,831
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.98% 2035(1)                                          8,700           8,733
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-3, 5.50% 2035                               4,930           5,032
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035                               2,919           2,999
PUMA Global Trust No.1, Class B, 3.92% 2033(1)                                                                5,500           5,512
First Horizon Mortgage Pass Through Trust, Series 2004-AR1, Class II-A-1, 4.912% 2034(1)                      5,317           5,328
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035                               3,872           3,980
Wells Fargo Mortgage-backed Securities Trust, Series 2003-M, Class A-1, 4.724% 2033(1)                        3,621           3,586
Paine Webber CMO, Series O, Class 5, 9.50% 2019                                                                 347             377
                                                                                                                            340,732

COMMERCIAL MORTGAGE-BACKED SECURITIES(3) -- 5.43%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, Class A-2, 6.001% 2033             2,958           3,026
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034               14,765          14,694
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-1, 3.175% 2037            1,022           1,015
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.511% 2037           5,000           5,226
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039              12,392          12,197
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046              7,500           7,551
CS First Boston Mortgage Securities Corp., Series 2002-FL2, Class A-2, 3.938% 2010(1,2)                       1,328           1,328
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2, 5.935% 2034                            4,573           4,595
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class A-1, 4.627% 2035                           1,948           1,951
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035                             7,000           7,569
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-2, 6.103% 2036                            4,047           4,133
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-1, 4.637% 2037                           3,701           3,709
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040                             3,931           4,131
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040                                6,450           6,919
CS First Boston Mortgage Securities Corp., Series 1999-C1, Class D, 8.088% 2041(1)                            1,500           1,677
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-C1, Class A-1, 6.34% 2030                       7,736           7,895
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.268% 2031(1,2)   81,234           3,011
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, 5.91% 2031                                  4,116           4,187
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035                     5,931           5,876
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035                     7,357           7,558
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-1, 3.688% 2041                    3,011           2,981
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class A, 4.253% 2016(1,2)                                   8,535           8,564
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class B, 4.623% 2016(1,2)                                   2,000           2,008
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-1, 6.12% 2031                                       3,834           3,898
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031                                       4,815           5,106
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class D, 7.03% 2031                                         4,000           4,287
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033(2)                                     2,449           2,432
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033(2)                         3,153           3,228
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033                              2,000           2,194
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035                            3,435           3,522
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035                           13,350          14,471
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035(2)                                           12,000          11,962
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035(2)                                               8,180           8,155
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2014                             4,250           4,283
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-2, 3.958% 2035                               7,200           7,095
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042                              7,500           7,589
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                               2,500           2,725
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041                               4,181           4,101
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-1, 3.812% 2041                               6,444           6,376
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032                             3,994           4,262
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-1, 7.656% 2032                                98              98
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032                             6,000           6,616
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037                                  10,883          10,817
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032                   2,326           2,425
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034                   7,355           7,602
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025                                      4,403           4,539
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025                                       1,750           1,980
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026                                      1,465           1,555
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                         7,034           7,141
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035                           5,125           5,418
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-4, 6.90% 2031(1)                                      3,250           3,480
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                        1,750           1,859
GMAC Commercial Mortgage Securities, Inc., Series 1999-C1, Class A-1, 5.83% 2033                              4,357           4,383
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030                                           3,519           3,658
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011(2)                                        2,412           2,436
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031                         2,000           2,138
Tower Ventures, LLC, Series 2004-1, Class A, 3.711% 2034(2)                                                   1,347           1,316
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033                                             1,158           1,187
First Union National Bank-Bank of America, N.A. Commercial Mortgage Trust,
     Series 2001-C1, Class A-1, 5.711% 2033                                                                     295             298
                                                                                                                            286,433

NON-U.S. GOVERNMENT BONDS & NOTES -- 0.76%
KfW International Finance Inc. 2.50% 2005                                                                     5,000           4,992
KfW 3.25% 2007                                                                                               23,000          22,668
Corporacion Andina de Fomento 7.375% 2011                                                                     7,000           7,876
Corporacion Andina de Fomento 6.875% 2012                                                                     4,159           4,648
                                                                                                                             40,184

MUNICIPALS -- 0.21%
California Maritime Infrastructure Authority, Taxable Lease Rev. Bonds
     (San Diego Unified Port Dist.-South Bay Plant Acquisition), Series 1999, 6.63% 2009(2,3)                 6,146           6,307
California Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003-A1, 5.00% 2021                                                                               2,365           2,407
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003, 4.375% 2019                                                                                 1,560           1,581
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001-A, Class A, 6.36% 2025                                                                         665             668
                                                                                                                             10,963

Total bonds & notes (cost: $5,035,500,000)                                                                                5,046,226

Preferred stocks -- 0.65%                                                                                    Shares

FINANCIALS -- 0.65%
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred(1,2)                  8,250,000           9,943
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred(1,2)                                       6,795,000           7,254
BNP Paribas Capital Trust 9.003% noncumulative trust preferred(1,2)                                       1,250,000           1,492
Royal Bank of Scotland Group PLC, Series 3 Preference Shares, 7.816%(1)                                   7,500,000           7,586
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares(1,2)               6,000,000           6,834
ING Capital Funding Trust III 8.439% noncumulative preferred(1)                                           1,000,000           1,171

Total preferred stocks (cost: $36,304,000)                                                                                   34,280

                                                                                                   Principal amount
Short-term securities -- 1.99%                                                                                (000)

General Electric Capital Corp. 3.56% due 9/1/2005                                                           $32,600          32,597
USAA Capital Corp. 3.48% due 9/7/2005                                                                        30,000          29,980
PepsiCo Inc. 3.47% due 9/23/2005(2)                                                                          20,000          19,956
Hershey Co. 3.46% due 9/8/2005(2)                                                                            10,000           9,992
Gannett Co. 3.51% due 9/22/2005(2)                                                                            8,600           8,581
Federal Home Loan Bank 3.315% due 9/14/2005                                                                   3,500           3,495

Total short-term securities (cost: $104,602,000)                                                                            104,601

Total investment securities (cost: $5,176,406,000)                                                                        5,185,107
Other assets less liabilities                                                                                                84,943

Net assets                                                                                                               $5,270,050

(1) Coupon rate may change periodically.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was
    $747,939,000, which represented 14.19% of the net assets of the fund.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.  Therefore, the effective maturities are shorter than the stated maturities.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Company not making scheduled interest payments; bankruptcy proceedings pending.

See Notes to Financial Statements

FINANCIAL STATEMENTS

Statement of assets and liabilities
at August 31, 2005                            (dollars and shares in thousands,
                                                      except per-share amounts)

Assets:
 Investment securities at market (cost: $5,176,406)                                                            $5,185,107
 Cash                                                                                                                 122
 Receivables for:
  Sales of investments                                                                 $61,583
  Sales of fund's shares                                                                15,152
  Interest                                                                              47,612                    124,347
                                                                                                                5,309,576
Liabilities:
 Payables for:
  Purchases of investments                                                              23,084
  Repurchases of fund's shares                                                           8,956
  Dividends on fund's shares                                                             2,048
  Investment advisory services                                                           1,091
  Services provided by affiliates                                                        4,099
  Deferred Trustees' compensation                                                          136
  Other fees and expenses                                                                  112                     39,526
Net assets at August 31, 2005                                                                                  $5,270,050

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                              $5,297,328
 Undistributed net investment income                                                                                  533
 Accumulated net realized loss                                                                                    (36,512)
 Net unrealized appreciation                                                                                        8,701
Net assets at August 31, 2005                                                                                  $5,270,050

Shares  of  beneficial  interest  issued  and  outstanding  -  unlimited  shares authorized, 386,529 total shares outstanding

                                                                                                             Net asset value
                                                                  Net assets      Shares outstanding           per share (1)

Class A                                                           $3,744,884                 274,667                  $13.63
Class B                                                              303,058                  22,228                   13.63
Class C                                                              360,067                  26,409                   13.63
Class F                                                              376,972                  27,649                   13.63
Class 529-A                                                           99,184                   7,274                   13.63
Class 529-B                                                           21,404                   1,570                   13.63
Class 529-C                                                           68,961                   5,058                   13.63
Class 529-E                                                            6,197                     454                   13.63
Class 529-F                                                           12,065                     885                   13.63
Class R-1                                                              4,205                     308                   13.63
Class R-2                                                             93,188                   6,835                   13.63
Class R-3                                                             89,627                   6,574                   13.63
Class R-4                                                             24,126                   1,769                   13.63
Class R-5                                                             66,112                   4,849                   13.63

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and
    529-A, for which the maximum offering prices per share were $14.16 for each.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2005                      (dollars in thousands)

Investment income:
 Income:
  Interest                                                                                                               $203,041

 Fees and expenses: (1)
  Investment advisory services                                                                     14,038
  Distribution services                                                                            21,042
  Transfer agent services                                                                           4,408
  Administrative services                                                                           2,682
  Reports to shareholders                                                                             225
  Registration statement and prospectus                                                               256
  Postage, stationery and supplies                                                                    554
  Trustees' compensation                                                                               63
  Auditing and legal                                                                                   94
  Custodian                                                                                            35
  State and local taxes                                                                                50
  Other                                                                                                21
  Total fees and expenses before reimbursements/waivers                                            43,468
 Less reimbursement/waiver of fees and expenses:
  Investment advisory services                                                                      1,002
  Administrative services                                                                             300
  Total fees and expenses after reimbursements/waivers                                                                     42,166
 Net investment income                                                                                                    160,875

Net realized loss and unrealized depreciation on investments:

 Net realized loss on investments                                                                                          (1,302)

 Net unrealized depreciation on investments                                                                               (58,564)

  Net realized loss and unrealized depreciation on investments                                                            (59,866)

Net increase in net assets resulting from operations                                                                     $101,009

(1)  Additional  information  related to  class-specific  fees and  expenses  is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets                     (dollars in thousands)

                                                                                                       Year ended August 31,
                                                                                                     2005                    2004
Operations:
 Net investment income                                                                           $160,875                $138,170

 Net realized (loss) gain on investments                                                           (1,302)                 16,291

 Net unrealized (depreciation) appreciation on investments                                        (58,564)                 17,999

  Net increase in net assets resulting from operations                                            101,009                 172,460

Dividends paid or accrued to shareholders from net investment income                             (165,219)               (146,214)

Capital share transactions                                                                        159,390                (118,450)

Total increase (decrease) in net assets                                                            95,180                 (92,204)

Net assets:
 Beginning of year                                                                              5,174,870               5,267,074
 End of year (including undistributed and distributions in excess of
  net investment income: $533 and $(38), respectively)                                         $5,270,050              $5,174,870

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION  -  Intermediate  Bond Fund of America (the  "fund") is  registered under the Investment Company Act of 1940 as an open-end,  diversified management investment company. The fund seeks current income,  consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes  consisting of four retail share classes,  five
CollegeAmerica(R)  savings  plan share  classes and five  retirement  plan share classes.  The CollegeAmerica  savings plan share classes (529-A,  529-B,  529-C,
529-E and  529-F) are  sponsored  by the  Commonwealth  of  Virginia  and can be utilized to save for college  education.  The five retirement plan share classes
(R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to 0%    Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation  proceeds.  Each share class has identical voting rights, except for the exclusive right to vote on matters  affecting only its class.  Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different  arrangements for distribution,  administrative and shareholder services.  Differences  in  class-specific  fees and  expenses  will  result  in differences in net investment  income and,  therefore,  the payment of different per-share dividends by each class.

--------
CollegeAmerica is a registered trademark of the Virginia College Savings
Plan.(SM)

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with  accounting  principles  generally  accepted in the United States of
America.  These principles  require management to make estimates and assumptions that affect reported amounts and  disclosures.  Actual results could differ from those  estimates.  The  following  is a summary  of the  significant  accounting policies followed by the fund:

          SECURITY  VALUATION  - Equity  securities  are valued at the  official closing  price of, or the last reported sale price on, the exchange or market  on  which  such  securities  are  traded,  as of the  close of business on the day the  securities  are being valued or,  lacking any sales,  at the last available bid price.  Prices for each security are taken  from the  principal  exchange  or market in which the  security
          trades.  Fixed-income  securities,   including  short-term  securities
          purchased  with  more  than 60 days left to  maturity,  are  valued at prices  obtained from an independent  pricing service when such prices
          are  available.   However,  where  the  investment  adviser  deems  it
          appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices,  if asked prices are not available) or at prices for securities of comparable  maturity,  quality and type. Some securities may be valued based on their effective  maturity,  the date the security is expected to be called or refunded by the issuer or the date at which the investor  can redeem the  security  with the issuer.
          Securities  with both  fixed-income  and  equity  characteristics,  or equity securities traded principally among fixed-income  dealers,  are valued in the manner described above for either equity or fixed-income securities,  depending on which method is deemed most  appropriate  by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost,  which  approximates  market value. The value of short-term  securities  originally  purchased with maturities  greater than 60 days are determined  based on an amortized value to par when they reach 60 days or less  remaining  to  maturity.
          The ability of the issuers of the debt  securities held by the fund to meet their  obligations may be affected by economic  developments in a specific  industry,  state or region.  Securities and other assets for which  representative  market quotations are not readily available are fair valued as  determined in good faith under  procedures  adopted by authority  of the fund's  Board of  Trustees.  Various  factors may be reviewed in order to make a good faith  determination  of a security's fair value.  These factors  include,  but are not limited to, the type and cost of the security;  contractual or legal restrictions on resale of the security;  relevant  financial or business  developments of the issuer;  actively traded similar or related securities;  conversion or
          exchange   rights  on  the  security;   related   corporate   actions;
          significant  events  occurring  after  the  close  of  trading  in the security; and changes in overall market conditions.

          SECURITY   TRANSACTIONS  AND  RELATED  INVESTMENT  INCOME  -  Security
          transactions  are  recorded  by the fund as of the date the trades are executed  with  brokers.  Realized  gains  and  losses  from  security transactions are determined  based on the specific  identified cost of the  securities.  In the event a security is purchased  with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment  obligations.  Interest income is recognized on an accrual basis.  Market  discounts,  premiums and original  issue  discounts on fixed-income  securities are amortized daily over the expected life of the security.

          CLASS   ALLOCATIONS   -  Income,   fees  and   expenses   (other  than
          class-specific  fees and  expenses)  are  allocated  daily  among  the various  share  classes  based on the relative  value of their settled shares.  Realized and unrealized  gains and losses are allocated daily among the various share  classes  based on their  relative net assets.
          Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS  -  Dividends  paid to shareholders are declared daily after the  determination of the fund's
          net  investment   income  and  are  paid  to   shareholders   monthly.
          Distributions  paid to  shareholders  are recorded on the  ex-dividend date.

          MORTGAGE  DOLLAR ROLLS - The fund may enter into mortgage  dollar roll transactions in which the fund sells a  mortgage-backed  security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar  security on a specific future date at a  predetermined  price.  Each mortgage dollar roll is treated as a financing  transaction,  therefore,  any  gain or  loss is  considered unrealized until the roll reaches  completion.  Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction.  Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund  complies  with the  requirements  under  Subchapter  M of the Internal
Revenue Code applicable to mutual funds and intends to distribute  substantially all of its net taxable  income and net capital gains each year.  The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions  paid to shareholders  are based on net investment income and net realized gains  determined on a tax basis,  which may differ from net investment income and net realized gains for financial  reporting  purposes.
These  differences  are due  primarily to differing  treatment for items such as short-term capital gains and losses;  capital losses related to sales of certain securities within 30 days of purchase;  deferred  expenses;  cost of investments sold; paydowns on investments;  and net capital losses. The fiscal year in which amounts are  distributed  may differ  from the year in which the net  investment income and net realized  gains are recorded by the fund for financial  reporting purposes.  As of August 31, 2005, the cost of investment  securities for federal income tax purposes was $5,177,236,000.

During the year ended August 31, 2005,  the fund  reclassified  $5,941,000  from capital paid in on shares of  beneficial  interest to  accumulated  net realized loss,  $4,919,000  from  accumulated  net  realized  loss to  undistributed  net investment income and $4,000 from undistributed net investment income to capital paid in on shares of beneficial  interest to align financial  reporting with tax reporting.

As of August 31, 2005, the components of  distributable  earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                                                            $1,997
Short-term and long-term capital loss deferrals                                                               (35,682)
Gross unrealized appreciation on investment securities                                                         32,459
Gross unrealized depreciation on investment securities                                                        (24,588)
Net unrealized appreciation on investment securities                                                            7,871

Short-term  and long-term  capital loss  deferrals  above  include  capital loss carryforwards of $3,837,000,  $7,139,000, $1,587,000, $13,436,000 and $2,039,000
expiring in 2006, 2008, 2009, 2011 and 2012, respectively. These numbers reflect the expiration of a capital loss  carryforward of $5,941,000 and the utilization of a capital loss  carryforward  of $1,109,000  during the year ended August 31,
2005.  The  remaining  capital  loss  carryforwards  will be used to offset  any capital gains realized by the fund in future years through the expiration dates.
The fund will not make  distributions  from  capital  gains while  capital  loss carryforwards  remain.  Also included in short-term  and long-term  capital loss deferrals above are capital losses of $7,644,000,  that were realized during the period November 1, 2004,  through August 31, 2005.  During the year ended August
31, 2005, the fund realized, on a tax basis, a net capital gain of $1,109,000.

Ordinary income  distributions  paid or accrued to shareholders  were as follows
(dollars in thousands):

Share class                                               Year ended August 31, 2005              Year ended August 31, 2004
Class A                                                                    $ 123,277                               $ 113,329
Class B                                                                        8,346                                   8,194
Class C                                                                        9,397                                   8,890
Class F                                                                       11,254                                   7,566
Class 529-A                                                                    2,905                                   2,022
Class 529-B                                                                      500                                     377
Class 529-C                                                                    1,541                                   1,031
Class 529-E                                                                      168                                     106
Class 529-F                                                                      339                                     151
Class R-1                                                                         89                                      53
Class R-2                                                                      2,112                                   1,289
Class R-3                                                                      2,277                                   1,305
Class R-4                                                                        648                                     238
Class R-5                                                                      2,366                                   1,663
Total                                                                      $ 165,219                               $ 146,214

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent  company of American  Funds Service  Company  ("AFS"),  the fund's transfer agent, and American Funds  Distributors,  Inc.  ("AFD"),  the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES -The Investment Advisory and Service Agreement with
CRMC  provides  for  monthly  fees  accrued  daily.  These  fees are  based on a declining  series of annual rates  beginning with 0.30% on the first $60 million of daily  net  assets  and  decreasing  to 0.15% on such  assets in excess of $6 billion. The agreement also provides for monthly fees, accrued daily, based on a declining  series of rates  beginning with 3.00% on the first  $3,333,333 of the fund's  monthly gross income and decreasing to 2.00% on such income in excess of
$8,333,333.  CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended August 31, 2005, total investment  advisory services fees waived by CRMC were $1,002,000.  As a result, the fee shown on the accompanying financial statements of $14,038,000, which was equivalent  to an  annualized  rate of 0.270%,  was reduced to  $13,036,000,  or
0.251% of average daily net assets.

CLASS-SPECIFIC  FEES AND  EXPENSES - Expenses  that are  specific to  individual share classes are accrued  directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share  classes,  except Class R-5.  Under the plans,  the Board of
          Trustees  approves  certain  categories  of expenses  that are used to finance activities  primarily intended to sell fund shares and service existing  accounts.  The  plans  provide  for  payments,  based  on an annualized percentage of average daily net assets,  ranging from 0.30%
          to 1.00% as noted on the following  page. In some cases,  the Board of
          Trustees  has limited  the  amounts  that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into  agreements  with
          AFD for providing certain shareholder services.  The remaining amounts available  to be paid under  each plan are paid to selling  dealers to compensate them for their selling activities.

          For classes A and 529-A,  the Board of Trustees has also  approved the reimbursement  of dealer and  wholesaler  commissions  paid by AFD for certain  shares sold without a sales charge.  These classes  reimburse
          AFD for  amounts  billed  within  the prior 15 months  but only to the extent that the overall annual expense limit of 0.30% is not exceeded.
          As of August 31, 2005,  unreimbursed expenses subject to reimbursement totaled  $984,000  for Class A.  There were no  unreimbursed  expenses subject to reimbursement for Class 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with
          AFS for classes A and B. Under this  agreement,  these  share  classes compensate  AFS for  transfer  agent  services  including  shareholder recordkeeping,  communications and transaction processing. AFS is also compensated for certain transfer agent services  provided to all other share  classes  from the  administrative  services  fees  paid to CRMC described below.

          ADMINISTRATIVE  SERVICES  - The  fund has an  administrative  services agreement  with CRMC to  provide  transfer  agent  and  other  related shareholder services for all share classes other than classes A and B.
          Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for
          Class R-5) based on its  respective  average  daily net  assets.  Each relevant  share  class also pays AFS  additional  amounts  for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing  these  services.  CRMC has agreed to pay
          AFS on the fund's behalf for a portion of the transfer  agent services fees for some of the retirement plan share classes. For the year ended
          August 31, 2005, the total  administrative  services fees paid by CRMC were  $3,000,  $285,000  and  $12,000 for  classes  R-1,  R-2 and R-3, respectively.  Administrative services fees are presented gross of any payments  made  by  CRMC.  Each  529  share  class  is  subject  to an
          additional  annual  administrative   services  fee  of  0.10%  of  its
          respective  average  daily  net  assets;  this fee is  payable  to the
          Commonwealth  of Virginia for the  maintenance  of the  CollegeAmerica plan. Although these amounts are included with administrative services fees in the  accompanying  financial  statements,  the Commonwealth of
          Virginia is not considered a related party.

          Expenses  under the  agreements  described  above  for the year  ended
          August 31, 2005, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $11,217          $4,079         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          3,190             329          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          3,656          Included             $540               $121            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           850           Included              467                 76            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         173           Included              123                 21                 $89
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         205           Included              29                  11                  20
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         625           Included              87                  26                  63
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          28           Included               8                  1                    6
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          17           Included              14                  2                   10
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           34           Included               5                  5             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          613           Included              123                503            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          385           Included              115                115            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           49           Included              29                  4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              66                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $21,042          $4,408             $1,606              $888                 $188
         --------------------------------------------------------------------------------------------------------------

DEFERRED   TRUSTEES'   COMPENSATION   -  Since  the  adoption  of  the  deferred
compensation plan in 1993,  Trustees who are unaffiliated with CRMC may elect to defer the cash  payment  of part or all of their  compensation.  These  deferred amounts,  which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American  Funds.  These amounts  represent  general, unsecured liabilities of the fund and vary according to the total returns of the selected funds.  Trustees'  compensation of $63,000,  shown on the  accompanying financial  statements,  includes $45,000 in current fees (either paid in cash or deferred) and a net increase of $18,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be  considered  to be  affiliated  with CRMC,  AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share  transactions  in the fund were as follows  (dollars and shares in thousands):

Share class                                                                     Sales(1)                Reinvestments of dividends
                                                                          Amount        Shares               Amount        Shares
Year ended August 31, 2005
Class A                                                                $ 974,015        71,256            $ 108,403         7,938
Class B                                                                   39,599         2,896                7,135           522
Class C                                                                   99,786         7,302                7,872           577
Class F                                                                  172,180        12,601                9,937           728
Class 529-A                                                               30,726         2,248                2,875           210
Class 529-B                                                                3,336           244                  496            36
Class 529-C                                                               21,651         1,584                1,524           111
Class 529-E                                                                1,981           145                  166            12
Class 529-F                                                                5,047           369                  335            24
Class R-1                                                                  2,486           182                   85             6
Class R-2                                                                 42,179         3,087                2,083           153
Class R-3                                                                 47,431         3,471                2,243           164
Class R-4                                                                 18,507         1,353                  637            47
Class R-5                                                                 19,785         1,447                1,238            91
Total net increase
   (decrease)                                                        $ 1,478,709       108,185            $ 145,029        10,619

Year ended August 31, 2004
Class A                                                              $ 1,229,151        89,051             $ 99,086         7,185
Class B                                                                   71,164         5,158                7,091           514
Class C                                                                  147,783        10,701                7,417           538
Class F                                                                  180,248        13,082                6,709           487
Class 529-A                                                               37,504         2,717                1,999           145
Class 529-B                                                                5,665           410                  374            27
Class 529-C                                                               23,218         1,682                1,021            74
Class 529-E                                                                2,267           164                  104             8
Class 529-F                                                                4,487           325                  150            11
Class R-1                                                                  2,973           216                   51             4
Class R-2                                                                 47,501         3,440                1,271            92
Class R-3                                                                 40,821         2,959                1,287            93
Class R-4                                                                  9,643           700                  235            17
Class R-5                                                                 33,388         2,426                  781            57
Total net increase
   (decrease)                                                        $ 1,835,813       133,031            $ 127,576         9,252

Share class                                                                  Repurchases(1)               Net increase (decrease)
                                                                          Amount         Shares             Amount        Shares
Year ended August 31, 2005
Class A                                                             $ (1,059,234)       (77,512)          $ 23,184         1,682
Class B                                                                  (78,093)        (5,715)           (31,359)       (2,297)
Class C                                                                 (126,048)        (9,224)           (18,390)       (1,345)
Class F                                                                 (105,346)        (7,716)            76,771         5,613
Class 529-A                                                              (12,210)          (894)            21,391         1,564
Class 529-B                                                               (1,727)          (126)             2,105           154
Class 529-C                                                               (8,949)          (655)            14,226         1,040
Class 529-E                                                                 (811)           (60)             1,336            97
Class 529-F                                                                 (512)           (37)             4,870           356
Class R-1                                                                 (1,266)           (93)             1,305            95
Class R-2                                                                (21,018)        (1,539)            23,244         1,701
Class R-3                                                                (22,665)        (1,659)            27,009         1,976
Class R-4                                                                 (7,765)          (571)            11,379           829
Class R-5                                                                (18,704)        (1,370)             2,319           168
Total net increase
   (decrease)                                                       $ (1,464,348)      (107,171)         $ 159,390        11,633

Year ended August 31, 2004
Class A                                                             $ (1,561,047)      (113,107)        $ (232,810)      (16,871)
Class B                                                                 (124,322)        (9,006)           (46,067)       (3,334)
Class C                                                                 (207,734)       (15,053)           (52,534)       (3,814)
Class F                                                                 (106,859)        (7,755)            80,098         5,814
Class 529-A                                                              (16,172)        (1,172)            23,331         1,690
Class 529-B                                                               (2,344)          (169)             3,695           268
Class 529-C                                                               (9,237)          (669)            15,002         1,087
Class 529-E                                                                 (616)           (45)             1,755           127
Class 529-F                                                                 (241)           (18)             4,396           318
Class R-1                                                                 (1,706)          (124)             1,318            96
Class R-2                                                                (18,175)        (1,318)            30,597         2,214
Class R-3                                                                (16,183)        (1,173)            25,925         1,879
Class R-4                                                                 (2,272)          (164)             7,606           553
Class R-5                                                                (14,931)        (1,085)            19,238         1,398
Total net increase
   (decrease)                                                       $ (2,081,839)      (150,858)        $ (118,450)       (8,575)

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,090,731,000 and $3,756,170,000,  respectively, during the year ended August 31, 2005.

The fund  receives  a  reduction  in its  custodian  fee equal to the  amount of interest calculated on certain cash balances held at the custodian bank. For the year  ended  August  31,  2005,  the  custodian  fee of  $35,000,  shown  on the accompanying  financial  statements,  was offset by this reduction,  rather than paid in cash.

Financial highlights (1)

                                                                                  Income from investment operations(2)
                                                                                                        Net
                                                           Net asset                         (losses) gains
                                                              value,              Net         on securities         Total from
                                                           beginning       investment        (both realized         investment
                                                           of period           income        and unrealized)        operations
Class A:
 Year ended 8/31/2005                                         $13.80             $.44                 $(.16)              $.28
 Year ended 8/31/2004                                          13.74              .39                   .08                .47
 Year ended 8/31/2003                                          13.81              .39                  (.02)               .37
 Year ended 8/31/2002                                          13.69              .64                   .14                .78
 Year ended 8/31/2001                                          13.08              .78                   .65               1.43
Class B:
 Year ended 8/31/2005                                          13.80              .35                  (.16)               .19
 Year ended 8/31/2004                                          13.74              .30                   .08                .38
 Year ended 8/31/2003                                          13.81              .29                  (.02)               .27
 Year ended 8/31/2002                                          13.69              .55                   .14                .69
 Year ended 8/31/2001                                          13.08              .69                   .65               1.34
Class C:
 Year ended 8/31/2005                                          13.80              .34                  (.16)               .18
 Year ended 8/31/2004                                          13.74              .29                   .08                .37
 Year ended 8/31/2003                                          13.81              .28                  (.02)               .26
 Year ended 8/31/2002                                          13.69              .53                   .14                .67
 Period from 3/15/2001 to 8/31/2001                            13.61              .29                   .10                .39
Class F:
 Year ended 8/31/2005                                          13.80              .44                  (.16)               .28
 Year ended 8/31/2004                                          13.74              .39                   .08                .47
 Year ended 8/31/2003                                          13.81              .38                  (.02)               .36
 Year ended 8/31/2002                                          13.69              .64                   .14                .78
 Period from 3/19/2001 to 8/31/2001                            13.60              .32                   .11                .43
Class 529-A:
 Year ended 8/31/2005                                          13.80              .43                  (.16)               .27
 Year ended 8/31/2004                                          13.74              .39                   .08                .47
 Year ended 8/31/2003                                          13.81              .37                  (.02)               .35
 Period from 2/19/2002 to 8/31/2002                            13.59              .30                   .23                .53
Class 529-B:
 Year ended 8/31/2005                                          13.80              .32                  (.16)               .16
 Year ended 8/31/2004                                          13.74              .27                   .08                .35
 Year ended 8/31/2003                                          13.81              .26                  (.02)               .24
 Period from 2/26/2002 to 8/31/2002                            13.58              .24                   .24                .48
Class 529-C:
 Year ended 8/31/2005                                          13.80              .32                  (.16)               .16
 Year ended 8/31/2004                                          13.74              .27                   .08                .35
 Year ended 8/31/2003                                          13.81              .26                  (.02)               .24
 Period from 2/19/2002 to 8/31/2002                            13.59              .25                   .23                .48
Class 529-E:
 Year ended 8/31/2005                                          13.80              .39                  (.16)               .23
 Year ended 8/31/2004                                          13.74              .34                   .08                .42
 Year ended 8/31/2003                                          13.81              .34                  (.02)               .32
 Period from 3/15/2002 to 8/31/2002                            13.43              .24                   .40                .64
Class 529-F:
 Year ended 8/31/2005                                          13.80              .44                  (.16)               .28
 Year ended 8/31/2004                                          13.74              .38                   .08                .46
 Period from 9/16/2002 to 8/31/2003                            13.86              .30                  (.02)               .28

Financial highlights (1)                                          (continued)

                                                                                  Income from investment operations(2)
                                                                                                        Net
                                                           Net asset                         (losses) gains
                                                              value,              Net         on securities         Total from
                                                           beginning       investment        (both realized         investment
                                                           of period           income        and unrealized)        operations
Class R-1:
 Year ended 8/31/2005                                         $13.80             $.34                 $(.16)              $.18
 Year ended 8/31/2004                                          13.74              .29                   .08                .37
 Year ended 8/31/2003                                          13.81              .28                  (.02)               .26
 Period from 6/13/2002 to 8/31/2002                            13.63              .09                   .18                .27
Class R-2:
 Year ended 8/31/2005                                          13.80              .34                  (.16)               .18
 Year ended 8/31/2004                                          13.74              .29                   .08                .37
 Year ended 8/31/2003                                          13.81              .28                  (.02)               .26
 Period from 5/31/2002 to 8/31/2002                            13.61              .11                   .21                .32
Class R-3:
 Year ended 8/31/2005                                          13.80              .39                  (.16)               .23
 Year ended 8/31/2004                                          13.74              .34                   .08                .42
 Year ended 8/31/2003                                          13.81              .33                  (.02)               .31
 Period from 6/26/2002 to 8/31/2002                            13.69              .09                   .13                .22
Class R-4:
 Year ended 8/31/2005                                          13.80              .44                  (.16)               .28
 Year ended 8/31/2004                                          13.74              .39                   .08                .47
 Year ended 8/31/2003                                          13.81              .38                  (.02)               .36
 Period from 6/27/2002 to 8/31/2002                            13.66              .09                   .16                .25
Class R-5:
 Year ended 8/31/2005                                          13.80              .48                  (.16)               .32
 Year ended 8/31/2004                                          13.74              .44                   .08                .52
 Year ended 8/31/2003                                          13.81              .43                  (.02)               .41
 Period from 5/15/2002 to 8/31/2002                            13.52              .18                   .29                .47

Financial highlights (1)

                                                            Dividends
                                                            (from net         Net asset                            Net assets,
                                                           investment        value, end              Total       end of period
                                                               income)        of period          return (3)       (in millions)
Class A:
 Year ended 8/31/2005                                           $(.45)           $13.63              2.08%              $3,745
 Year ended 8/31/2004                                            (.41)            13.80               3.49               3,768
 Year ended 8/31/2003                                            (.44)            13.74               2.68               3,981
 Year ended 8/31/2002                                            (.66)            13.81               5.89               3,071
 Year ended 8/31/2001                                            (.82)            13.69              11.23               1,628
Class B:
 Year ended 8/31/2005                                            (.36)            13.63               1.39                 303
 Year ended 8/31/2004                                            (.32)            13.80               2.78                 339
 Year ended 8/31/2003                                            (.34)            13.74               1.96                 383
 Year ended 8/31/2002                                            (.57)            13.81               5.14                 205
 Year ended 8/31/2001                                            (.73)            13.69              10.47                  46
Class C:
 Year ended 8/31/2005                                            (.35)            13.63               1.32                 360
 Year ended 8/31/2004                                            (.31)            13.80               2.70                 383
 Year ended 8/31/2003                                            (.33)            13.74               1.86                 434
 Year ended 8/31/2002                                            (.55)            13.81               5.04                 212
 Period from 3/15/2001 to 8/31/2001                              (.31)            13.69               2.92                  22
Class F:
 Year ended 8/31/2005                                            (.45)            13.63               2.08                 377
 Year ended 8/31/2004                                            (.41)            13.80               3.48                 304
 Year ended 8/31/2003                                            (.43)            13.74               2.65                 223
 Year ended 8/31/2002                                            (.66)            13.81               5.85                 104
 Period from 3/19/2001 to 8/31/2001                              (.34)            13.69               3.24                  13
Class 529-A:
 Year ended 8/31/2005                                            (.44)            13.63               2.03                  99
 Year ended 8/31/2004                                            (.41)            13.80               3.49                  79
 Year ended 8/31/2003                                            (.42)            13.74               2.58                  55
 Period from 2/19/2002 to 8/31/2002                              (.31)            13.81               3.98                  15
Class 529-B:
 Year ended 8/31/2005                                            (.33)            13.63               1.20                  22
 Year ended 8/31/2004                                            (.29)            13.80               2.58                  20
 Year ended 8/31/2003                                            (.31)            13.74               1.77                  16
 Period from 2/26/2002 to 8/31/2002                              (.25)            13.81               3.58                   3
Class 529-C:
 Year ended 8/31/2005                                            (.33)            13.63               1.21                  69
 Year ended 8/31/2004                                            (.29)            13.80               2.59                  55
 Year ended 8/31/2003                                            (.31)            13.74               1.78                  40
 Period from 2/19/2002 to 8/31/2002                              (.26)            13.81               3.58                  11
Class 529-E:
 Year ended 8/31/2005                                            (.40)            13.63               1.73                   6
 Year ended 8/31/2004                                            (.36)            13.80               3.11                   5
 Year ended 8/31/2003                                            (.39)            13.74               2.30                   3
 Period from 3/15/2002 to 8/31/2002                              (.26)            13.81               4.79                   1
Class 529-F:
 Year ended 8/31/2005                                            (.45)            13.63               2.05                  12
 Year ended 8/31/2004                                            (.40)            13.80               3.37                   7
 Period from 9/16/2002 to 8/31/2003                              (.40)            13.74               2.00                   3

Financial highlights (1)                                           (continued)

                                                            Dividends
                                                            (from net         Net asset                            Net assets,
                                                           investment        value, end              Total       end of period
                                                               income)        of period             return        (in millions)
Class R-1:
 Year ended 8/31/2005                                           $(.35)           $13.63              1.30%                  $4
 Year ended 8/31/2004                                            (.31)            13.80               2.68                   3
 Year ended 8/31/2003                                            (.33)            13.74               1.87                   2
 Period from 6/13/2002 to 8/31/2002                              (.09)            13.81               2.02                  -*  (6)
Class R-2:
 Year ended 8/31/2005                                            (.35)            13.63               1.34                  93
 Year ended 8/31/2004                                            (.31)            13.80               2.72                  71
 Year ended 8/31/2003                                            (.33)            13.74               1.90                  40
 Period from 5/31/2002 to 8/31/2002                              (.12)            13.81               2.34                   1
Class R-3:
 Year ended 8/31/2005                                            (.40)            13.63               1.72                  90
 Year ended 8/31/2004                                            (.36)            13.80               3.11                  63
 Year ended 8/31/2003                                            (.38)            13.74               2.29                  37
 Period from 6/26/2002 to 8/31/2002                              (.10)            13.81               1.58                   1
Class R-4:
 Year ended 8/31/2005                                            (.45)            13.63               2.08                  24
 Year ended 8/31/2004                                            (.41)            13.80               3.47                  13
 Year ended 8/31/2003                                            (.43)            13.74               2.64                   5
 Period from 6/27/2002 to 8/31/2002                              (.10)            13.81               1.87                   -  (6)
Class R-5:
 Year ended 8/31/2005                                            (.49)            13.63               2.40                  66
 Year ended 8/31/2004                                            (.46)            13.80               3.81                  65
 Year ended 8/31/2003                                            (.48)            13.74               2.97                  45
 Period from 5/15/2002 to 8/31/2002                              (.18)            13.81               3.49                  27

Financial highlights (1)

                                                                 Ratio of expenses     Ratio of expenses
                                                                    to average net        to average net            Ratio of
                                                                     assets before          assets after          net income
                                                                   reimbursements/       reimbursements/          to average
                                                                           waivers           waivers (4)          net assets
Class A:
 Year ended 8/31/2005                                                          .70%                  .69%               3.22%
 Year ended 8/31/2004                                                          .70                   .70                2.84
 Year ended 8/31/2003                                                          .70                   .70                2.84
 Year ended 8/31/2002                                                          .76                   .76                4.70
 Year ended 8/31/2001                                                          .81                   .81                5.78
Class B:
 Year ended 8/31/2005                                                         1.40                  1.38                2.52
 Year ended 8/31/2004                                                         1.39                  1.39                2.15
 Year ended 8/31/2003                                                         1.40                  1.40                2.05
 Year ended 8/31/2002                                                         1.46                  1.46                3.86
 Year ended 8/31/2001                                                         1.50                  1.50                4.85
Class C:
 Year ended 8/31/2005                                                         1.47                  1.45                2.45
 Year ended 8/31/2004                                                         1.47                  1.47                2.07
 Year ended 8/31/2003                                                         1.49                  1.49                1.93
 Year ended 8/31/2002                                                         1.55                  1.55                3.67
 Period from 3/15/2001 to 8/31/2001                                            .81                   .81                2.16
Class F:
 Year ended 8/31/2005                                                          .70                   .68                3.23
 Year ended 8/31/2004                                                          .70                   .70                2.80
 Year ended 8/31/2003                                                          .71                   .71                2.69
 Year ended 8/31/2002                                                          .79                   .79                4.47
 Period from 3/19/2001 to 8/31/2001                                            .40                   .40                2.43
Class 529-A:
 Year ended 8/31/2005                                                          .75                   .73                3.18
 Year ended 8/31/2004                                                          .70                   .70                2.81
 Year ended 8/31/2003                                                          .76                   .76                2.56
 Period from 2/19/2002 to 8/31/2002                                            .91 (5)               .91 (5)            4.11 (5)
Class 529-B:
 Year ended 8/31/2005                                                         1.59                  1.57                2.34
 Year ended 8/31/2004                                                         1.59                  1.59                1.93
 Year ended 8/31/2003                                                         1.59                  1.59                1.70
 Period from 2/26/2002 to 8/31/2002                                           1.64 (5)              1.64 (5)            3.38 (5)
Class 529-C:
 Year ended 8/31/2005                                                         1.57                  1.55                2.36
 Year ended 8/31/2004                                                         1.58                  1.58                1.94
 Year ended 8/31/2003                                                         1.58                  1.58                1.74
 Period from 2/19/2002 to 8/31/2002                                           1.63 (5)              1.63 (5)            3.36 (5)
Class 529-E:
 Year ended 8/31/2005                                                         1.06                  1.04                2.88
 Year ended 8/31/2004                                                         1.06                  1.06                2.44
 Year ended 8/31/2003                                                         1.06                  1.06                2.28
 Period from 3/15/2002 to 8/31/2002                                            .51                   .51                1.73
Class 529-F:
 Year ended 8/31/2005                                                          .72                   .70                3.22
 Year ended 8/31/2004                                                          .81                   .81                2.67
 Period from 9/16/2002 to 8/31/2003                                            .81 (5)               .81 (5)            2.23 (5)

Financial highlights    (1)     (continued)

                                                                 Ratio of expenses     Ratio of expenses
                                                                    to average net        to average net            Ratio of
                                                                     assets before          assets after          net income
                                                                   reimbursements/       reimbursements/          to average
                                                                           waivers           waivers (4)          net assets
Class R-1:
 Year ended 8/31/2005                                                         1.59%                 1.47%               2.46%
 Year ended 8/31/2004                                                         1.62                  1.48                2.03
 Year ended 8/31/2003                                                         1.85                  1.48                1.61
 Period from 6/13/2002 to 8/31/2002                                            .38                   .31                 .69
Class R-2:
 Year ended 8/31/2005                                                         1.80                  1.43                2.49
 Year ended 8/31/2004                                                         1.89                  1.45                2.05
 Year ended 8/31/2003                                                         1.99                  1.44                1.55
 Period from 5/31/2002 to 8/31/2002                                            .48                   .37                 .80
Class R-3:
 Year ended 8/31/2005                                                         1.09                  1.05                2.87
 Year ended 8/31/2004                                                         1.10                  1.07                2.43
 Year ended 8/31/2003                                                         1.13                  1.06                1.99
 Period from 6/26/2002 to 8/31/2002                                            .25                   .20                 .64
Class R-4:
 Year ended 8/31/2005                                                          .71                   .69                3.25
 Year ended 8/31/2004                                                          .71                   .71                2.74
 Year ended 8/31/2003                                                          .73                   .71                2.55
 Period from 6/27/2002 to 8/31/2002                                            .16                   .13                 .68
Class R-5:
 Year ended 8/31/2005                                                          .39                   .37                3.53
 Year ended 8/31/2004                                                          .39                   .39                3.11
 Year ended 8/31/2003                                                          .40                   .40                3.10
 Period from 5/15/2002 to 8/31/2002                                            .13                   .13                1.28

                                                                                  Year ended August 31
                                                                   2005       2004        2003        2002        2001

Portfolio turnover rate for all classes of shares                   76%        68%         65%         59%         73%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During the year ended August 31, 2005,
    CRMC reduced fees for investment advisory services for all share classes.
    In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of
Intermediate Bond Fund of America (the "Fund"), including the investment portfolio, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche, LLP
Costa Mesa, California
October 7, 2005

TAX INFORMATION                                                    (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders  during such fiscal year. The information below is provided for the fund's fiscal year ending August 31, 2005.

For state tax  purposes,  certain  states may exempt from income  taxation  that portion of the income  dividends  paid by the fund that were derived from direct
U.S. government obligations. The fund designates $38,593,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL  SHAREHOLDERS  SHOULD  REFER  TO THEIR  FORM  1099-DIV  OR OTHER  TAX
INFORMATION  WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR
AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS.  SHAREHOLDERS  SHOULD  CONSULT
THEIR TAX ADVISERS.